Exhibit 10.14

OFFICE BUILDING LEASE

This Lease, dated, for reference purposes only, on this    10th      day of     September  20 04  , is made between LANDLORD and TENANT,

WITNESSETH:

1.  TERMS AND DEFINITIONS.  For the purpose of this Lease, the following terms shall have the following definitions and eanings:

a.             LANDLORD:   Encino Corporate Plaza, L.P.

b.                       LANDLORD’s Representative: (The authorized representative of LANDLORD for all rental payments and all notices as provided herein)     Milbank Real Estate Services, Inc.

727 West 7th Street, Suite 800, Los Angeles, California 90017

c.                       TENANT:   Mercantile National Bank, N.A., a national bank

d.             TENANT’s Address:

                   16661 Ventura Boulevard, Suite 110, Encino, California  91436

e.             Building’s Name and Address:  Encino Corporate Plaza,    16661 Ventura Blvd., Encino, California 91436

f.              Suite Number: 110, consisting of approximately1650 rentable square feet

g.             Floor(s) upon which the Premises are located:   First

h.             Premises: Those certain Premises described in Paragraph 2.

i.              Term:   Sixty (60)     months and    -0-   days.

j.              Commencement Date:    June 1, 2004

k.            Expiration Date:        May 31, 2009

l.              Monthly Basic Rent:    Four Thousand Five Hundred and No/100 Dollars ($4,500.00)

m.            TENANT’s Percentage Share:          1.01%

n.             Security Deposit:   Four Thousand Five Hundred and No/100 Dollars ($4,500.00)

o.             Permitted Use:     Commercial Bank Branch, including ATM and Night Depository

p.             Parking:    See Paragraph 1 of the Exhibit “B”

q.          Brokers:   Milbank Real Estate Services, Inc., for the Landlord, and Cushman Wakefield for the Tenant

r.             Initial Payment Upon Execution of Lease:

i.	1st Month Basic Rent:	$4,500.00
ii.	Last Month Basic Rent:	$0.00
iii.	Security Deposit:	$4,500.00
iv.	1st Month Parking:	$0.00
v.	Miscellaneous:	$0.00
	Total:	$9,000.00

s.             Additional documents: Attached to this Lease and incorporated herein by reference are:   Exhibits “A” and “B”

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

2.   PREMISES LEASED.  For and in consideration of the covenants hereinafter mentioned, LANDLORD leases to TENANT and TENANT hereby leases from LANDLORD the Premises contained within suite designated in Paragraph 1.f.  The rent hereunder is a negotiated sum determined by a number of factors including but not limited to:  (i) the location of the Premises within in the Building, (ii) the extent of the improvements in the Premises,(iii) the length of the Lease term, (iv) the intended use of the Premises, (v) the credit worthiness of the TENANT, (vi) LANDLORD’s prior business dealings with the TENANT,  and (vii) the approximate rentable square footage of the Premises. The term “approximate rentable square footage” contained in this Lease, includes a portion of all common areas in the Building and areas dedicated to the service of the Building which essentially comprises the whole floor upon which the premises are located, without deduction for columns and projections necessary to the Buildings structure, plus the ground floor common areas located within the Building.  The rentable square footage of the Premises and the Building are determined by LANDLORD’s architect, which such determination shall be conclusive and binding upon the parties herein.

3.    TERM. The term of this Lease shall be for the period designated in Paragraph 1.i, commencing on the Commencement Date and ending on the Expiration Date, unless the term hereby demised shall be sooner terminated as hereinafter provided.  If TENANT, with LANDLORD’s consent, takes possession of the Premises prior to the commencement of this Lease, then TENANT shall be subject to all the covenants and conditions hereof, and shall pay rent for the period beginning with the date TENANT takes possession at the monthly rate prescribed in Paragraph 1.l.

4.    MONTHLY BASIC RENT. The TENANT agrees to pay the LANDLORD as basic rent for said leased Premises, for the initial period of the Lease as set forth in Paragraph 1.i, in monthly installments as set forth in Paragraph 1.l (the basic monthly rental) subject to adjustments as hereinafter provided (plus such other sums as are hereinafter provided for), each installment payable in advance on the first day of each and every calendar month during the term hereof, commencing on the Commencement Date as set forth in Paragraph 1.j of this Lease in lawful money of the United States of America, which the TENANT agrees to pay to the LANDLORD without deduction or offset, prior notice or demand, at the office of the Building or such other place as the LANDLORD may designate, except that if the Commencement Date occurs on a day other than the first day of the month, then the Basic Rent for the fraction  of the month starting with the Commencement Date shall be paid on said Commencement Date, prorated on the basis of the actual number of days in said month.  If the term hereof ends on a day other than the last day of a month, then the Basic Rent for the month during which said expiration occurs shall be prorated on the basis of the actual number of days TENANT occupies the Premises and a 30 day month.  In addition to said Basic Rent, TENANT agrees to pay “Additional Rent” as and when hereinafter provided in this Lease.  Basic Rent and Additional Rent are hereinafter sometimes referred to collectively as the “rent”.

           Upon execution of this lease, TENANT shall pay the LANDLORD the sums as set forth in Paragraph 1.r. The time of payment of Basic Rent and additional rent hereunder is of the essence of this Lease and, in addition to all of the other remedies available to LANDLORD, hereunder shall bear interest at the maximum rate permitted by law after due date until paid in full.

5.  LATE CHARGES.  TENANT hereby acknowledges that late payment by TENANT to LANDLORD of rent and other sums due hereunder will cause LANDLORD to incur costs not contemplated by this Lease, the exact amount of which will be impractical or extremely difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on LANDLORD by the terms of the trust deed encumbering the Premises.  Accordingly, if any installment of rent or any other sum due from TENANT shall not be received by LANDLORD within five (5) days after such amount shall be due, TENANT shall pay to LANDLORD a late charge equal to 10% of such overdue amount.  The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs LANDLORD will incur by reason of late payment. TENANT acknowledges that the aforesaid amount of 10% is not a penalty, but is an amount that is acknowledged by the parties as the amount representing the liquidated damages that LANDLORD will suffer as a result of the late payment, taking into consideration all facts and circumstances known to the parties at this time and represents a fair and reasonable estimate of the costs the LANDLORD will incur by reason of the late payment. The parties further agree that proof of actual damage would be costly or inconvenient.  The late charge shall be considered Additional Rent as defined in Paragraph 4 of this Lease, and shall be in addition to all of LANDLORD’s other rights and remedies hereunder or at law. In addition to the late charge described herein, any Monthly Basic Rent, or other amounts owed by TENANT to LANDLORD which are not paid on or before the date they are due, shall thereafter bear interest until paid in full at a rate equal to twelve percent (12%) per annum, provided that in no event shall such rate exceed the highest rate permitted by applicable law.  The Late Charge and interest payable hereunder shall be considered Rent.  If TENANT’s check is returned by the bank, in addition to the late charge of 10% as specified above, TENANT shall also pay to LANDLORD the charge made by the bank for the returned check and LANDLORD’s return check charge of $15.00 per check returned.  Notwithstanding anything to the contrary in this Paragraph 5, LANDLORD shall not impose interest or late charges unless 3 days’ prior written notice has been given to TENANT of late rent; provided further, that such notice shall only be required once in every 12 month period.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

6.  C.P.I. ADJUSTMENTS.  LANDLORD shall have the additional right to increase each year the monthly basic rent as specified in Paragraph 1.l on the first day of the month following the anniversary date of the commencement of the term and in accordance with the following formula:

           The Consumer Price Index for all Urban Consumers for the Los Angeles-Long Beach metropolitan area, published in the U.S. Department of Labor, Bureau of Labor Statistics (Index) which is published for the month which is three (3) months prior to such anniversary date (the “Extension Index”) shall be compared with the Index (the “Beginning Index”) published for the month which is three (3) months prior to the “Beginning Month”.  For the purposes of this Paragraph 6, the “Beginning Month” shall be defined as the month of the latest adjustment made in accordance with this Paragraph 6, or, if there has been no previous adjustment, the month in which the original Lease Term commenced.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

           If the Extension Index has increased over the Beginning Index, the monthly rent payable during the next year shall be set by multiplying the monthly basic rent for the Beginning Month by a fraction, the numerator of which is the Extension Index and denominator of which is the Beginning Index. As soon as the monthly basic rent is set, LANDLORD shall notify TENANT of the amount of the increase of the rental, if any, for the next year of the term. The failure of LANDLORD to notify TENANT of an increase shall not preclude LANDLORD from enforcing its rights hereunder for such year or any subsequent year.

           If the Index is changed so that the base year differs from that used in the Beginning Month, the Index shall be converted in accordance with the conversion factor published by the U.S. Department of Labor, Bureau of Labor Statistics.  If the index is discontinued or revised during the Term, such other government index, as selected by LANDLORD in its reasonable discretion,  or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

7.  OPERATING EXPENSES AND REAL PROPERTY TAX ADJUSTMENTS.  TENANT shall pay to LANDLORD upon receipt of a statement therefor, as additional rent, such proportion of the following items as the rentable square footage rented by TENANT bears to the total rentable square footage of the Building as set forth in Paragraph 1.m of this Lease:

i.  Any increase in expenses paid or incurred by LANDLORD in the operation or maintenance of the Building, above such expenses paid or incurred by LANDLORD during the base year (hereinafter defined); and

ii.  Any increase in the city, county, special district and state “real estate taxes” in excess of the real estate taxes levied against the land and Building (including parking structure ancillary thereto) of which the Premises are a part, for the base year (hereinafter defined).

                 a. Definition of Terms. For the purposes of this Paragraph 7, the following terms are defined as follows:

                     i.  Expenses: Expenses shall consist of all direct costs of operation and maintenance of the Building, including parking structure ancillary thereto and the common areas as determined by standard accounting practices, including the following costs by way of illustration, but not limitation: water and sewer charges; the net cost and expense of insurance for which LANDLORD is responsible hereunder or which LANDLORD or any mortgagee with a lien affecting the Premises reasonably deems necessary in connection with the operation of the Building; utilities; janitorial services; security; labor, parking expenses; utilities surcharges; or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulation or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises; the cost (amortized over such reasonable period as LANDLORD shall determine together with interest at the maximum rate allowed by law on the unamortized balance) of (A) any capital improvements made to the Building by the LANDLORD after the first year of the term of the Lease that reduce other Expenses, or made to the Building by LANDLORD after the date of the Lease that are required under any governmental law or regulation that was not applicable to the Building as of the Commencement Date of this Lease, or (B) replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement; costs incurred in the management of the Building, if any (including supplies, wages and salaries of employees used in the management, operation and maintenance of the Building, payroll taxes and similar governmental charges with respect thereto, Building management office rental if said office is located in the Building, and a management fee); air-conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Building, plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by LANDLORD; maintenance costs and upkeep of all parking and commons areas, including rental of personal property used in such maintenance and upkeep; costs and expenses of gardening and landscaping; maintenance of signs (other than TENANT’s signs); personal property taxes levied on or attributable to personal property used in connection with the entire Building, including the Common Areas and ancillary parking structure; reasonable audit or verification fees; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves.  Expenses shall not include depreciation on the Building or equipment therein; LANDLORD’s executive salaries; the commission of real estate brokers or leasing agents, and other costs related to leasing the Building, including marketing expenses and tenant improvements; interest expense on Building financing; amortization of the cost of Leasehold Improvements in the Building; ground rent; income and franchise taxes; dividends; and attorney’s fees and expenses which are not related to the operation of the Building; amounts paid to LANDLORD or subsidiaries or affiliates of LANDLORD for goods or services provided for the Building to the extent that such costs exceed competitive costs of such goods or services provided by unaffiliated third parties; costs paid or reimbursed by insurance or other tenants.

                     ii. Real Estate Taxes.  As used herein, the “real estate taxes” shall include any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition imposed by any authority having the direct power to tax, including any city, country, state or federal government, or any school, agricultural, lighting drainage or other improvements or special assessment district thereof, as against any legal or equitable interest of LANDLORD in the Premises, including, but not limited to, the following:

(1)  Any tax on LANDLORD’s “right” to rent or “right” to other income from the Premises or as against LANDLORD’s business of leasing the Premises;

(2)  Any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real estate tax, it being acknowledged by TENANT and LANDLORD that Proposition 13 was adopted by the voters of the State of California in the June, 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants.  It is the intention of TENANT and LANDLORD that all such new and increased assessments, taxes, fees, levies and charges to be included within the definition of “real property taxes” for the purposes of this Lease;

(3) Any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by TENANTS of the Premises, or any portion thereof;

(4) Any assessment, tax, fee, levy or charge upon this transaction or any document to which TENANT is a party creating or transferring an interest or an estate in the Premises;

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

(5) Any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system instituted within the geographic area of which the Building is a part; or

(6) Reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes.

           Notwithstanding any provision of this Paragraph 7 expressed or implied to the contrary, “real estate taxes” shall not include LANDLORD’s federal or state income, franchise, inheritance or estate taxes

iii.  Base Year for Expenses.  The base year for the determination of any increase in expenses incurred by LANDLORD in the operation or maintenance of the Building, is the calendar year commencing January 1, and ending December 31 in which the term of this Lease commenced.

iv.  Base Year for Real Estate Taxes. The base year for the determination of any increase in the city, county, special district and state “real estate taxes” in excess of the real estate taxes levied against the land, Building, common areas (including parking structure ancillary thereto) of which the Premises are a part is the fiscal tax year commencing July 1 and ending the following June 30 in which the term of this Lease commences.

           With respect to any portion of a Lease year which does not conform to a fiscal tax year (a tax year ends June 30th), the additional payments provided under this Paragraph 7 shall be prorated accordingly.

                     b. Estimate Statement and Actual Statement. At the time of making and entering into of this Lease and by the first day of March of each calendar year during the term of this Lease, LANDLORD shall endeavor to deliver to TENANT a statement (“Estimate Statement”) wherein LANDLORD shall estimate the Expenses and Real Estate Taxes for the current calendar year; provided, however, that if LANDLORD determines that TENANT’s Percentage Share of the Expenses for such current calendar year is greater than that set forth in the Estimate Statement, then LANDLORD may deliver on the first day of June, September, or December, as appropriate, a revised Estimate Statement and TENANT shall pay to LANDLORD, within ten (10) days of the delivery of such revised Estimate Statement, the difference between such revised Estimate Statement and the original Estimate Statement for the portion of the current calendar year which has then expired, and TENANT shall pay during the balance of such current calendar year through February of the succeeding calendar year a fraction of the balance of such difference as would fully amortize such excess over the remaining months of the then current calendar year through and including February of the succeeding calendar year.  Subsequent installments shall be paid concurrently with the regular monthly rent payments for the balance of the calendar year and shall continue until the next calendar year’s Estimate Statement is rendered.  By the first day of March of each succeeding calendar year during the term of this Lease, LANDLORD shall endeavor to deliver to TENANT a statement (“Actual Statement”) wherein LANDLORD shall state the actual Expenses for the preceding calendar year.  If the Actual Statement reveals a greater increase in TENANT’s Percentage Share of Expenses than was estimated by LANDLORD in the Estimated Statement delivered as provided herein, then upon receipt of the Actual Statement from LANDLORD, TENANT shall pay a lump sum equal to said total increase over the Expenses and Real Estate Taxes, less the total of the monthly installments of increases set forth on the Estimate Statement which were paid in the previous calendar year. If, in any calendar year, TENANT’s Percentage Share of Expenses is less than the preceding calendar year, then upon receipt of LANDLORD’s Actual Statement, any overpayment made by TENANT on the monthly installment basis provided above shall be credited toward the next monthly rent falling due and the monthly installment of TENANT’s Percentage Share of Expenses to be paid pursuant to the then current Estimate Statement shall be adjusted to reflect such lower expenses for the most recent calendar year, or if this Lease has been terminated, such excess shall be credited against any amount which TENANT owes LANDLORD pursuant to this Lease and, to the extent all amounts which TENANT owes LANDLORD pursuant to this Lease have been paid, LANDLORD shall promptly pay such excess to TENANT.  Any delay or failure by LANDLORD in delivering any Estimate or Actual Statement pursuant to this Paragraph 7 shall not constitute a waiver of its right to require an increase in rent nor shall it relieve TENANT of its obligations pursuant to this Paragraph 7, except that TENANT shall not be obligated to make any payments based on such Estimate or Actual Statement until ten (10) days after receipt of such Estimate or Actual statement.

           Even though the term has expired and TENANT has vacated the Premises, when the final determination is made of TENANT’s Percentage Share of Expenses for the year in which this Lease terminates, TENANT shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by LANDLORD to TENANT.

           Notwithstanding anything contained in this Paragraph 7, the rental payable by TENANT shall in no event be less than the rent specified in Paragraph 1.l  hereof.

   c.  Disputes Regarding Actual Statement.  In the event TENANT disputes any and all amounts set forth in the Actual Statement, TENANT shall provide LANDLORD with written notice of same within sixty (60) days of receipt of the Actual Statement. As a condition precedent to contesting the amount set forth in the Actual Statement shall be the payment by TENANT in a timely manner of the amount claimed due and owing by LANDLORD.  Failure to provide such notice in said timely fashion and pay in the full the amounts claimed due and owing by LANDLORD will constitute a waiver by TENANT of the right to dispute the validity of the Actual Statement amounts so set forth. After TENANT has timely given the written notice and paid the amount claimed by LANDLORD in full, TENANT shall have the right no later than sixty (60) days after such notice and payment, to cause LANDLORD’s books and records with respect to the preceding calendar year to be audited by a certified public accountant mutually acceptable to LANDLORD and TENANT. The amounts payable under this Paragraph 7 by LANDLORD to TENANT or by TENANT to LANDLORD, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by LANDLORD to TENANT in excess of fifteen (15%) of the payments previously made by TENANT for such calendar year, the cost of such audit shall be borne by LANDLORD; otherwise, the cost of such audit shall be borne by TENANT.

8.  DELAY IN OCCUPANCY.  TENANT agrees that in the event of the inability of LANDLORD to deliver to TENANT possession of the Premises at the commencement of said term, LANDLORD shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable if possession is given to TENANT within 180 days after the date set for commencement of this Lease, but in no event shall TENANT be liable for rent until such time as LANDLORD offers to deliver possession of the Premises to TENANT.  However, the term hereof shall not be extended by such delay.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

  9. TERMINATION. Except if terminated as otherwise provided in this Lease, this Lease shall terminate on the Expiration date set forth in Paragraph 1.k without the necessity of notice from either party to the other party.

                 10. HOLDING OVER. If TENANT holds over after the termination of this Lease without the express written consent of the LANDLORD, TENANT shall be a tenant-at-sufferance, and TENANT shall pay to LANDLORD rent at the rate of one and one half times the amount of rental paid by TENANT for the last month of the lease term, in addition to all other payments required to be made by TENANT for the time during which TENANT retains possession of the Premises, but this shall not waive any of the LANDLORD’s other rights and remedies therefore.  TENANT EXPRESSLY ACKNOWLEDGES THAT THE ACCEPTANCE BY THE LANDLORD OF ANY LESSER AMOUNT FOR RENT DURING SUCH PERIOD THE TENANT IS A TENANT-AT-SUFFERANCE, SHALL NOT AFFECT LANDLORD’s RIGHT TO THE BALANCE OF THE RENT PROVIDED FOR IN THIS PARAGRAPH AND SHALL NOT BE CONSTRUED AS CREATING AN ACCOUNT STATED BETWEEN LANDLORD AND TENANT AS TO THE AMOUNT OF RENT DUE AND OWING DURING THE HOLDING OVER PERIOD. The foregoing provisions of this Paragraph 10 are in addition to and do not affect LANDLORD’s right of reentry or any rights of LANDLORD hereunder or as otherwise provided by law.  If TENANT fails to surrender the Premises upon the expiration of this lease. TENANT shall indemnify and hold LANDLORD harmless from all loss, cost or damage (including reasonable attorney fees and court costs), including without limitation, any claim made by any succeeding Tenant founded on or resulting from such failure to surrender.

11.  TAXES ON TENANT’s PROPERTY.

a.  Payment of Personal Property Taxes. TENANT shall be liable for and shall pay before delinquency taxes levied against any personal property or trade fixtures placed by TENANT in or about the Premises. If any such taxes on TENANT’s personal or trade fixtures are levied against LANDLORD or LANDLORD’s property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of TENANT and if LANDLORD, after written notice to TENANT, pays the taxes based upon such increased assessments, which LANDLORD shall have the right to do regardless of the validity thereof, but only under proper protest if requested by TENANT.  TENANT shall upon demand repay to LANDLORD the taxes levied against LANDLORD, or the proportion of such taxes resulting from such increase in the assessment, provided however,  that in such event, at TENANT’s sole cost and expense, TENANT shall have the right, in the name of LANDLORD and with LANDLORD’s full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to TENANT.

b.     Taxation of Leasehold Improvements. If the Leasehold Improvements in the Premises, whether installed and/or paid for by LANDLORD or TENANT and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Leasehold Improvements conforming to LANDLORD’s “Building Standard” in other  space in the Building are assessed, then the real property taxes and assessment levied against LANDLORD or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of TENANT and shall be governed by the provisions of Paragraph 11.a above.  If the records of the County Assessor are available and sufficiently detailed as same as a basis for determining whether said Leasehold Improvements are assessed at a higher valuation than LANDLORD’s “Building Standard” such records shall be binding on  both LANDLORD and TENANT.  If the records of the County Assessors are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

12. SECURITY DEPOSIT.   Upon execution of this lease, TENANT shall deposit with the LANDLORD the sum as set forth in Paragraph 1.n of this Lease, which sum shall be held by LANDLORD for security for the faithful performance by TENANT of all of the terms, covenants, and conditions of this Lease by TENANT to be kept and performed during the term hereof or any extension hereof.

           If TENANT defaults beyond any applicable notice and cure period with respect to any provision of this lease, including but not limited to, the provisions relating the payment of rent, LANDLORD may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which LANDLORD may spend or become obligated to spend by reason of TENANT’s default, or to compensate LANDLORD for any other loss or damage which LANDLORD may suffer by reason of TENANT’s default.  If any portion of said deposit is so used or applied, TENANT shall, within thirty days after written demand therefor, deposit cash with LANDLORD in an amount sufficient to restore the security deposit to its original amount, and TENANT’s failure to do so shall be in default under this lease.  LANDLORD shall not be required to keep this security deposit separate from its general funds and TENANT shall not be entitled to interest on such deposit.

           If TENANT is not in default of the terms of this Lease beyond any applicable notice and cure period as of the last day of the Term (as it may be extended), the security deposit or any balance thereof shall be returned to TENANT (or, at LANDLORD’s option, to the last assignee of TENANT’s interest hereunder) within ninety days from expiration of the Lease term, provided that the LANDLORD may retain the security deposit for a period not to exceed the longer of six months or until such time as any amount due from TENANT in accordance with different provisions of this Lease has been determined and paid in full. TENANT shall not apply the security deposit to the last month’s rent. TENANT expressly agrees that if it should attempt to apply the security deposit to the last month’s rent, then the last month’s rent shall be increased to 150% of the amount otherwise scheduled as the last month’s rent. LANDLORD and TENANT hereby agree that the increase of rent set forth above will be considered as liquidated damages for the failure to pay the last month’s rent and not a penalty. At the time of the making and entering into of this Lease, LANDLORD and TENANT agree that it would be difficult, costly, and inconvenient to determine the amount of damages that LANDLORD would sustain as a result of the failure of TENANT to pay the last month’s rent.  Therefore, LANDLORD and TENANT hereby agree that the increase in rent as set forth in this Paragraph 12 is a fair and reasonable estimation of the damages that LANDLORD would suffer. In the event of bankruptcy or other debtor-creditor proceedings against TENANT, TENANT’s security deposit shall be deemed to be applied first to the payment of rent, and other sums due LANDLORD for all periods prior to filing of such proceedings.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

13.  USE OF PREMISES.  In addition to the use provided for in Paragraph 1.o, TENANT shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purposes without consent of LANDLORD., which consent shall not be unreasonably withheld, conditioned, or delayed  Notwithstanding anything to the contrary in this Lease,   During the term of this Lease and any extensions thereof, LANDLORD hereby grants to TENANT the right to maintain the existing night depository window into the Premises, and further to install and maintain an automated teller machine (“ATM”) including installation of any required lighting.  The location for installation of the ATM shall be as set forth in attached Exhibit “A”.

           TENANT shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Premises or any of its contents or cause cancellation of any insurance policy covering the Premises or any part thereof or any of its contents and TENANT shall comply with all rules orders, regulations and requirements of any organization which sets out standards, requirements, or recommendations commonly referred to by major fire insurance underwriters including without limitation thereto, the installation of fire extinguishers or an automatic dry chemical extinguishing system.  TENANT shall within five days upon demand, reimburse LANDLORD as additional rent for any additional premiums charged for insurance policies by reason of TENANT’s failure to comply with the provisions of this Paragraph 13.

           TENANT shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other TENANTS or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose nor shall TENANT cause, maintain or permit any nuisance in, on or about the Premises.

           TENANT shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance.  The Premises shall not be used for cooking (provided, however, that TENANT may use small kitchen devices typically used in offices, such as coffee makers, microwave ovens, toaster ovens), lodging, sleeping or for immoral purposes and no objectionable noise, vibration or odor shall be permitted to escape from the Premises.

           TENANT warrants that it is not a political organization, and agrees that the Premises shall not be used for political offices or political meetings.  TENANT shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting TENANT’s specific and unique use of the Premises or the Building.  Nothing contained herein shall require TENANT to make any structural changes, capital improvements, or other alterations, additions or improvements to the Premises, unless such changes are required due to either TENANT or TENANT’s agents, clients, contractors, directors, employees, invitees, licensees, officers, partners or shareholders use of the Premises for purposes other than general office purposes.

           TENANT may not solicit TENANT’s services, such as but not limited to telecommunications, data processing, or word processing, to any unaffiliated tenant in the Building without LANDLORD’s prior written consent which consent may be withheld by LANDLORD at its sole and absolute discretion; provided, however, that TENANT may serve as a bank to any other tenant of the Building without obtaining LANDLORD’s consent.  TENANT shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. TENANT shall be responsible for any and all acts in contravention to the provisions of this Paragraph 13 committed by TENANT, its agents, servants, employees, customers, contractors, clients, visitors, patients and invitees.  TENANT shall not be allowed to use name of the Building in which the Premises are located, or words to that effect, in connection with any business carried on in the Premises (except as TENANT’s address) without consent of LANDLORD.

14. CONDITION OF THE PREMISES. TENANT hereby accepts the Premises “AS IS”, with all faults, and without any representation or warranties by LANDLORD. TENANT acknowledges that LANDLORD has not promised to make any changes or improvements to the Premises, except for those improvements described in writing and signed by LANDLORD.

           The entry of the TENANT into the possession of the Premises shall be a conclusive acknowledgment on TENANT’s part that the Premises are in good and tenantable condition as far as visual inspection discloses.  At the expiration, or sooner termination of this lease, TENANT shall deliver the Premises to LANDLORD in a state of repair in which the Premises existed at the commencement of the term hereof, reasonable wear and tear excepted.

TENANT warrants that it has inspected the Premises and the suitability of the same for TENANT’s purposes, and that neither LANDLORD, nor any agent or employee of LANDLORD, has made any representation or warranty with respect to the Premises, the size of the suite, or the Building with respect to the suitability of the Building or the Premises for the conduct of the TENANT’s BUSINESS.

15.  ALTERATIONS AND REPAIRS DURING OCCUPANCY.  The Premises shall not be altered, repaired, or changed without the written consent of the LANDLORD first had and obtained, which consent shall not be unreasonably withheld or delayed, and all such alterations, improvements or changes shall be at the sole cost of the TENANT. Notwithstanding the foregoing, TENANT shall have the right, without LANDLORD’s consent but upon ten (10) days prior notice to LANDLORD, to make non-structural additions and alterations (“Cosmetic Alterations”) to the Premises that do not (i) involve the expenditure of more than $25,000.00 in the aggregate in any twelve (12) month period during the Term, (ii) affect the exterior appearance of the Building, or (iii) affect the Building systems (electrical, plumbing or mechanical) or the Building structure.  After LANDLORD’s written consent has been obtained by the TENANT (except for Cosmetic Alterations), TENANT shall enter into an agreement for the performance of the work to be done pursuant to this Paragraph 15 with LANDLORD’s contractor or a contractor selected by TENANT and approved by LANDLORD, in LANDLORD’s reasonable judgment.  In any event, TENANT agrees to pay to LANDLORD, as additional rent, the cost of such construction, within 30 days following receipt from LANDLORD of invoice from time to time during the course of such construction.  All costs and expenses incurred in changes shall be paid by TENANT within thirty (30) days after each billing by LANDLORD or any such contractor(s).  If LANDLORD approves the construction of the specific interior improvements in the Premises by other contractors chosen by TENANT from a list prepared by LANDLORD at TENANT’s request, then TENANT’s contractors shall obtain on behalf of TENANT and at TENANT’s sole cost and expense all necessary governmental permits and certificates for the commencement and prosecution of TENANT’s

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

changes and for final approval thereof upon completion and a completion and lien indemnity bond, or other surety, satisfactory to LANDLORD, for the changes.; provided that the completion and lien bond shall only be required if the proposed improvements exceed $25,000.  In the event TENANT shall request any changes in the work to be performed after the submission of plans referred to in this Paragraph 15 such additional changes shall be subject to the same approvals and notices as the changes initially submitted by the TENANT.  TENANT shall pay to LANDLORD for LANDLORD’s services in the event LANDLORD performs as a general contractor in connection with the work performed pursuant to this Paragraph 15, a fee equal to fifteen percent (15%) of the total cost the changes and LANDLORD’s reasonable overhead related thereto.  Such fee shall be five percent (5%) in order to cover LANDLORD’s reasonable overhead if LANDLORD or its agent does not perform as such general contractor.  All such alterations, repairs, additions or improvements, except trade fixtures, counters, appliances, shelving, bookcases and other personal property that is attached to the walls for seismic safety purposes only, and movable partitions placed therein by the LANDLORD for the requirement of TENANT’s business, shall, unless otherwise provided by written agreement, become the property of the LANDLORD and shall remain upon and be surrendered with the Premises upon the expiration of this lease or any sooner termination thereof.

16. DUTY OF TENANT WITH REGARD TO PREMISES. TENANT shall take good care of the Premises and fixtures therein and shall make, as and when needed, as a result of misuse or neglect by TENANT, all repairs in and about the Premises necessary to preserve them in good order and condition, which repairs shall be in quality and class equal to the original work.  However, LANDLORD may repair, at the expense of TENANT, after notice to TENANT, if TENANT fails to make the repairs, all damage or injury to the Premises, or to the Building or to its fixtures, appurtenances or equipment, done by TENANT or by TENANT’s agents, servants, employees, contractors, visitors or licensees or caused by moving property of TENANT in or out of the Building, or by installation or removal of furniture or other property, or resulting from fire, heating, ventilating or air conditioning unit or system, short circuits, overflow or leakage of water, steam, gas, sewer gas, sewage or odors, or by frost or by bursting or leaking pipes or plumbing works or gas, or from any other cause, if due to the carelessness, negligence or improper conduct of TENANT, or TENANT’s agents, servants, employees, contractors, visitors or licensees.  LANDLORD shall have the right to replace, at the expense of TENANT, any and all plate and other glass damages or broken from any cause whatsoever in or about the Premises unless caused by or due to the negligence of LANDLORD, LANDLORD’s agents, servants or employees.  Except as otherwise specifically provided in Paragraph 26.c hereof, there shall be no allowance to TENANT for diminution of rental value, and no liability of the part of LANDLORD by reason of inconvenience, annoyance, or injury to TENANT’s business arising from the making of any repairs, alterations, decorations, additions or improvements in or to any portion of the Building or Premises  (so long as there is no material interference with TENANT’s and TENANT’s customers, employees, and visitors, access to and use of the Premises and the parking facility, or in or to fixtures, appurtenances or equipment, and no liability upon LANDLORD (except in the event of Landlord’s gross negligence or willful misconduct) for failure to make any repairs, alterations, decorations, additions or improvements in or to any portion of the Building or Premises, or in or to the fixtures, appurtenances or equipment or by reason of the act or neglect of TENANT or any other TENANT or occupant of the Building.

17. WAIVER OF RIGHT TO MAKE REPAIRS AT EXPENSE OF LANDLORD.  TENANT hereby waives all rights under the provisions of Sections 1932, 1933, 1941, and 1942 of the Civil Code of the State of California, and all rights under any law in existence during the term of this Lease authorizing a TENANT to make repairs at the expense of a LANDLORD or to terminate a Lease upon the complete or partial destruction of the leased Premises.

18.           LIENS.  TENANT shall hold the LANDLORD, the Premises, and the Building harmless and free from any liens or any claims therefor, and all other liabilities, claims and demands arising out of any work performed, materials furnished or obligations incurred by TENANT, and from all actions, suits, and costs of suits by any person to enforce any such lien or claim of lien, liability, claims or demands, together with the costs of suits and attorney’s fees incurred by LANDLORD in connection therewith.  If any such liens are filed, LANDLORD may, but in no way is obligated to, without waiving its rights and remedies based on such breach of TENANT and without releasing TENANT from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien.  TENANT shall pay to LANDLORD at once, upon notice by LANDLORD, any sum paid by LANDLORD to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by LANDLORD.  Any amount payable by TENANT pursuant to this Paragraph 18, shall be deemed additional rent, and LANDLORD shall be entitled to exercise the same rights and remedies upon default in these payments as for a default in payment of basic rent.

19.           AUTOMOBILE PARKING.  LANDLORD hereby grants to the TENANT, in common with other TENANTS in said Building, of which the Premises are a part thereof, the right to use during normal business hours, certain designated space for automobile parking purposes.  The designated space for automobile parking purposes to be selected at the discretion of the LANDLORD. TENANT and its designated employees will be limited to the number of cars designated in Paragraph 1.p at the prevailing rates in the Building, payable in advance on the 1st of each month, said rates being subject to change by LANDLORD applicable to all TENANTS during the term upon thirty (30) days written notice. LANDLORD’s right to change said rates being limited to once in any one calendar year, except that LANDLORD shall have the right to change said rates at any time to include in said rates the payment of any and all amounts levied, assessed, imposed or required to be paid by any governmental authority upon the parking of motor vehicles, including without limiting the generality of the foregoing, all sums required to be paid pursuant to transportation controls imposed by the Environmental Protection Agency under the Clean Air Act of 1970, or otherwise required to be paid pursuant to any other law, ordinance, rule or regulation imposed by the State of California or any City, County or any authority thereof, or by any authority of the United States of America with respect to the parking, use, or transportation of motor vehicles, or the reduction or control of motor vehicle traffic, and/or motor vehicle pollution.  TENANT shall not use more parking spaces than said number. In the event LANDLORD has not assigned specific parking spaces to TENANT, TENANT shall not use any spaces which have been so specifically assigned by LANDLORD to other TENANTS or for such other uses as visitor parking or which have been designated by governmental entities with competent jurisdiction as being restricted to certain uses.

           TENANT shall not permit or allow any vehicles that belong to or are controlled by TENANT or TENANT’s employees, suppliers, shipper, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by LANDLORD for such activities.

           If TENANT permits or allows any of the prohibited activities described in this Paragraph 19, then LANDLORD shall have the right without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to TENANT,

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

which cost shall be immediately payable upon demand by LANDLORD. TENANT and Authorized Users shall comply with all rules and regulations for Parking Structure.  LANDLORD reserves the right to modify, add to, or delete from time to time such Parking Rules and Regulations as it deems reasonably necessary for the operations of said parking.  LANDLORD may refuse to permit any person who violates with unreasonable frequency the Parking Rules and Regulations to park in the Building parking facility, and any violation of the rules shall subject the car to removal.  TENANT agrees to use its best efforts to acquaint all Authorized Users and visitors with the Parking Rules and Regulations. TENANT agrees that it will use its best efforts to cooperate in programs which are required by the local municipalities or governmental agencies to reduce peak levels of consumer traffic.  Such programs may include, but shall not be limited to, carpools, vanpools and other ride sharing programs, public and private transit, and flexible work hours, if required by law.

           TENANT shall submit a written notice in a form reasonably specified by LANDLORD, containing the names, home and office addresses and telephone numbers of those persons who are authorized by TENANT to use the parking spaces on a monthly basis (the “Authorized Users”) and shall use its best efforts to identify each automobile by make, model and license number.  Such notice shall be served upon LANDLORD prior to the beginning of the term of this Lease.  Such notice, as amended from time to time, is hereafter referred to as the “Parking Notice.”  No person whose name and address is not contained in the Parking Notice shall have any right to park an automobile in the area of the Building parking facilities designated for monthly parking and no person whether or not his name is included in the Parking Notice shall have any right to park an automobile not identified in the Parking Notice without (in either case) paying the parking charge then applicable for daily parking in the Building parking facilities and parking in the area designated for daily parking.

           The automobiles entitled to such parking shall be designated to LANDLORD by TENANT and shall be identified by LANDLORD’s automobile window stickers and only such designated cars will be permitted the use of such automobile parking space.  Additional automobile parking space, subject to availability, shall be extended to TENANT’s invitees at reasonable parking rates to be established by LANDLORD.  LANDLORD reserves the sole right and option as to whether or not an attendant will be furnished for such automobile parking area or areas.  If no attendant is furnished, LANDLORD will provide suitable designation of the parking space granted to TENANT.

           These parking spaces will be solely for the accommodation of the TENANT and TENANT expressly agrees that LANDLORD assumes no responsibility of any kind whatsoever in reference to such automobile parking areas or the use thereof by the TENANT, its designated employees or invitees. TENANT shall repair or cause to be repaired at its sole cost and expense any and all damages to the Building parking facility or any part thereof caused by TENANT or its Authorized Users or resulting from vehicles of Authorized Users.

20.  UTILITIES.

a.     LANDLORD agrees to furnish to the Premises, at its expense, so long as TENANT is not in default hereunder, during the usual business hours on business days, air conditioning and heat, electric current for normal lighting and fractional horsepower for office machines and, on the same floor as the Premises, water for lavatory, all in such reasonable quantities as in the judgment or LANDLORD is reasonably necessary for the comfortable occupancy of the Premises.  Maintenance service will be furnished 5 days per week.  LANDLORD shall not be liable for, and there shall be no rent abatement as a result of any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns, accidents, necessary repairs or any other causes.  Except as specifically provided in this Paragraph 20, TENANT agrees to pay for all utilities and other services utilized by TENANT for all overtime or additional building services furnished to TENANT not uniformly furnished to all TENANTS of the Building at LANDLORD’s expense.  LANDLORD’s obligation to render to the Premises the services set forth in this Paragraph 20 is conditional upon the payment by TENANT of all sums due under this Lease, including but not limited to sum which are in dispute.

b.   TENANT shall not permit the consumption at any one time in the Premises of more than 5 watts per net usable square foot in the Premises for all purposes including lighting and power outlets.  If such limits are exceeded, LANDLORD shall have the right to remove any lighting fixture or any fluorescent tube or bulb therein as it deems necessary and/or to charge TENANT for the cost of the additional electricity consumed.  TENANT will not without consent of LANDLORD use any apparatus or devise in the Premises, including without limitation electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purposes of using electric current or water.

c.   If TENANT shall require electric current in excess of that which LANDLORD is obligated to furnish under Paragraphs 20.a, 20.b herein, TENANT shall first obtain the consent of LANDLORD, which LANDLORD may refuse, to the use thereof and LANDLORD may cause an electric current meter to be installed in the Premises to measure the amount of electric current consumed for any such other use.  The cost of any meter and/or installation, maintenance and repair thereof shall be paid for by TENANT and TENANT agrees to pay to LANDLORD promptly upon demand therefor by LANDLORD for all such electric current consumed by any such use as shown by said meter, at the rates charged for such services by the public utility providing the service.

 d.   If any lights, machines or equipment (including but not limited to computers) are used by TENANT in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the Building Standard lights and usual fractional horsepower office equipment, LANDLORD shall have the right to install any machinery and equipment which LANDLORD reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by TENANT to LANDLORD upon demand by LANDLORD.  LANDLORD shall not be liable under any circumstance for loss of or injury to property, however occurring, through or in connection with or incidental to failure of any of the foregoing.

e.   If TENANT requires heating, ventilation and/or air conditioning during times other than provided in Paragraph 20.a above, TENANT shall give LANDLORD such advance notice as LANDLORD shall reasonably require and shall pay for the use of such equipment, at reasonable fee or charge as LANDLORD shall require.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

21.            ASSIGNMENT.

                                a.  TENANT shall not, either voluntarily or by operation of law, sell, hypothecate, assign, transfer, or otherwise encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (except TENANT’s authorized representatives) to occupy or use all or any part of the Premises, without first obtaining LANDLORD’s written consent, which consent shall not be unreasonably withheld or delayed.  If LANDLORD does not respond to a written request for consent within 30 days after LANDLORD’s receipt thereof, LANDLORD shall be deemed to have consented to the proposed assignment or sublease.  Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Paragraph 21 shall be voidable and, at LANDLORD’s election, shall constitute a default.  No consent to any assignment, encumbrance, or sublease shall constitute a further waiver of the  provisions of this Paragraph 21. Notwithstanding the consent of the LANDLORD to a subletting or assignment of the Premises, in the event that the assignment or sublease by the TENANT should be for a rental rate which is greater than that paid to the LANDLORD by TENANT, such 50% of such excess shall be paid to the LANDLORD, after deduction for TENANT’s costs of obtaining the assignment or sublease, including brokers’ fees and attorneys’ fees.

           If TENANT is a partnership, a withdrawal or change, voluntary or involuntary, or by operation of law, of partners owning 25% or more of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment.  If TENANT consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from one person to the other shall be deemed a voluntary assignment.

           If TENANT is a corporation, any dissolution, merger, consolidation or other reorganization of TENANT, or the sale or other transfer of a controlling percentage of the capital stock of TENANT or the sale of 51% of the value of the assets of TENANT, shall be deemed a voluntary assignment.  The phrase “controlling percentage” means the ownership of, and the right to vote, stock possessing at least 51% of the total combined voting power of all classes of TENANT’s capital stock issued, outstanding and entitled to vote for the election of directors.  This paragraph shall not apply to corporations, the stock of which is traded through an exchange or over the counter, and shall not apply to a change in the stock ownership of TENANT, if following the change in ownership, TENANT remains a national bank and TENANT’s networth after the change in ownership remains at least as much as it was prior to the change of ownership, but in no event less than $25,000,000.

b.  Except in the case of an Affiliate (as defined in the First Amendment to this Lease), where LANDLORD’s consent to a proposed subletting of greater than 50% of the total square footage of the Premises or where assignment of the Lease is sought hereunder, LANDLORD, at its option, may grant such consent, in which case TENANT’s financial obligations under this Lease shall not be affected, refuse to grant same or, in the alternative, may cancel this Lease upon providing TENANT thirty days’ written notice of LANDLORD’s cancellation.  In the event of cancellation, this Lease shall be deemed to terminate effective as of the commencement date of the proposed assignment or sublease.

Without limiting LANDLORD’s grounds for disapproval, LANDLORD’s disapproval shall be deemed reasonable if it is based on LANDLORD’s analysis of the following:

                                                i.              A conflict with other uses in the Building;

                                                ii.            Incompatibility of the proposed use with others within the Building;

                                                iii.           Financial inadequacy of the proposed sublessee or assignee;

                                                iv.            A proposed use or user which would cause a diminution in the reputation of the Building or the other businesses located therein;

                                                v.             A proposed user whose impact on the common facilities or the other TENANTS in the Building would be disadvantageous;

                                                vi.            A proposed assignee or sublessee who is an existing tenant of LANDLORD in the Building, or has negotiated with LANDLORD concerning the leasing of premises from LANDLORD within the prior 120 days, and LANDLORD has available space that meets the needs of the proposed assignee or sublessee.

c.  Notwithstanding the foregoing, the following conditions shall apply to any proposed assignment or sublease hereunder (including but not limited to this Paragraph 21 or any other provision of this Lease affecting assignment.

                                          i.  Each and every covenant, condition, or obligation imposed upon TENANT by this Lease and each and every right, remedy, or benefit afforded LANDLORD by this Lease shall not be impaired or diminished as a result of such assignment or sublease;

                                          ii.  TENANT shall assign to LANDLORD 50% of any and all consideration paid directly or indirectly for the assignment by TENANT to the assignee of TENANT’s leasehold interest or 50% of any and all sub-rentals payable by subtenants which are in excess of the Minimum Rental provided herein (computed on a square footage basis) after deduction of TENANT’s costs of the assignment or sublease;

                                          iii.  TENANT shall reimburse LANDLORD as additional rent for LANDLORD’s reasonable costs and attorney’s fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership, or hypothecation of this Lease or LANDLORD’s interest in and to the Premises; not to exceed $1,000.00, which includes the payment by TENANT of $500.00 as hereinafter set forth; As a condition precedent to LANDLORD’S duty to consider a request for consent to a proposed assignment or subletting by a TENANT, shall be the payment of $500.00 for the reasonable costs and attorney fees to be incurred by LANDLORD in considering such request for consent to assignment or subletting, which amount shall be non refundable and paid by TENANT at the time of the request.

                                          iv.  Intentionally deleted.

                                          v.  No subletting or assignment, even with the consent of LANDLORD, shall relieve TENANT of its obligation to pay the rent and to perform all other obligations to be performed by TENANT hereunder.  The acceptance of rent by LANDLORD from any person shall not be deemed to be a waiver by LANDLORD of any provision of this Lease or to be consent to any assignment or subletting;

                                          vi.  Notwithstanding anything to the contrary contained herein, at LANDLORD’s election, the following provisions shall be in effect:

                                                     a.  Except in the case of an Affiliate (as defined in the First Amendment to this Lease), in the event that at any time or from time to time during the term of this Lease, TENANT desires to assign or sublet all or part of the Premises, TENANT shall notify LANDLORD in writing (hereinafter referred to as “Transfer Notice”) of the terms of the proposed assignment or sublet and shall give the LANDLORD the right to accept an assignment or to sublet from TENANT such space (hereinafter referred to as “Transfer Space”) on the same terms as those contained in this Lease, including the rent which TENANT is then paying for such space.  Such option shall be exercisable by LANDLORD in writing for a period of thirty (30) days after receipt of the Transfer Notice.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

                                                     b.  If LANDLORD fails to exercise such option, and TENANT fails to complete negotiations for a valid and bona fide assignment to or sublease with a third party within ninety (90) days thereafter in accordance with the terms of the Transfer Notice, TENANT shall again comply with all the conditions of this Paragraph 21, as if the notice and option hereinabove referred to had not been given and received.

                                                     c.  In the event LANDLORD does not exercise its option and TENANT completes negotiations for an assignment or sublease with a third party within the ninety (90) day period, TENANT shall deliver an executed copy of such assignment or sublease to LANDLORD to obtain its consent as required by the provisions of this Paragraph 21.  If the LANDLORD consents to a sublease, then such sublease shall be subject and made upon the following terms:

(1)                     Any such sublease shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration of the terms of this Lease;

(2)                     The use to be made of the Transferred Space shall be in keeping with the character of the Building;

(3)                     Such assignment or sublease shall not violate any negative covenant as to use contained in any deed of trust affecting Building and shall not violate any exclusives granted by LANDLORD to any other TENANTS in the Building;

(4)                     No Sublessee shall have a right to further sublet;

(5)                     No permitted assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or sublet unless, within ten (10) days after the execution thereof, TENANT shall deliver to LANDLORD a duly executed duplicate original of such assignment of sublease in form satisfactory to LANDLORD which provides that (i) the assignee (sublessee) assumes TENANT’s obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions contained herein, and (ii) that said assignee or sublessee will, at LANDLORD’s election, attorn directly to LANDLORD in the event TENANT’s Lease is terminated for any reason.

                                                     d.  TENANT shall have the right without the consent of LANDLORD, but upon prior written notice to LANDLORD, to assign this Lease to a company incorporated or to be incorporated by TENANT provided that TENANT owns or beneficially controls 50% or more of the issued and outstanding shares in the capital stock of the corporation.  Such assignment shall not, however, relieve TENANT from its obligations for the payment of rent and for the full and faithful observance of the covenants, terms and conditions contained herein.

22.            BANKRUPTCY.  It is further agreed that if at any time during the term of this Lease, through any judicial action or proceeding in any Court against TENANT or any of the TENANT’s heirs or assigns,  a receiver or other officer or agent be appointed to take charge of the Premises or the business conducted therein, and shall be in possession thereof, or if this Lease or the interest or estate created thereby vests in any other person or persons by operations of law or otherwise, except by consent, as aforesaid, of LANDLORD, or in the event of any action taken by or against TENANT under Federal Bankruptcy Laws or other applicable statutes of the United States, or any State, or if TENANT shall make an assignment for the benefit of creditors, or if an attachment or execution is levied upon the TENANT’s property or interest under this Lease which is not satisfied or released within thirty (30) days thereafter, the occurrence of any such event shall be deemed to be a breach of this Lease by TENANT, and LANDLORD shall have all the rights herein provided in the event of any such breach, including the right at LANDLORD’s option to terminate this Lease immediately and enter the Premises and remove all persons and remove all persons and property therefrom.

23.            RIGHTS OF LANDLORD.  So long as the LANDLORD’s exercise of these rights does not materially interfere with TENANT’s or TENANT’s customers, employees, or visitors access to and use of the Premises and the parking facility, the LANDLORD reserves the following rights: (a) to change the name of the Building without notice or liability to TENANT; (b) to designate all sources furnishing sign painting or lettering, ice, bottled water and toilet supplies used on the Premises; (c) constantly to have pass keys to the  Premises; (d) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building in which Premises are situated; (e) to enter the Premises at any time for inspections, repairs, alterations or additions to the Premises or the Building in which the Premises are situated, to exhibit the Premises to others, to affix and display “For Rent” signs, and for any purpose whatsoever related to the safety, protection, preservation or improvement of the Premises, the said Building, or the LANDLORD’s interest, without being deemed guilty of an eviction or disturbance of TENANT’s use and possession, and without being liable in any manner to the TENANT on account thereof; (f) at any time, and from time to time, whether at the instance of LANDLORD or pursuant to government requirements, at LANDLORD’s expense, to make repairs, alterations, additions, improvements or decorating, whether structural or otherwise, in or to the Building or any part thereof, including the Premises.  Without limiting the generality of the foregoing rights LANDLORD shall specifically have the right to remove, alter, improve or rebuild the lobby of the Building as the same is presently or shall hereafter be constructed, or the light court of said Building as the same is presently or shall hereafter be constituted, or any part or parts thereof.  LANDLORD shall not be liable to TENANT for any expense, injury, loss, or damage resulting from any work so done in or about the Premises or the Building or any adjacent or nearby the Building, land, street or alley.  All claims against LANDLORD for any and all such liability being hereby expressly released by TENANT.  In connection with making repairs, alterations, decorating, additions or improvements under the terms of this Paragraph 23, the LANDLORD shall have the right to access through the Premises as well as the right to take into and upon and through the Premises of any other part of the Building, all material that may be required to make such repairs, alterations, decorating, additions or improvements, as well as the right in the course of such work to close entrances, doors, corridors, elevators, or other Building facilities, without being deemed or held guilty of an eviction of TENANT and without liability for damages to TENANT’s property, business or person and without liability to TENANT by reason of interference with the business of TENANT or inconvenience or annoyance to the TENANT or the customers of the TENANT.  The rent reserved herein shall in no ways abate while said repairs, alterations, decorating, additions or improvements are being made and TENANT shall not be entitled to maintain any set-off or counter-claim for damages of any kind against LANDLORD by reason thereof, all such claims being hereby expressly released by the TENANT. LANDLORD reserves and shall have the right to enter upon the Premises for the purpose of posting and maintaining such notices on the Premises as may be necessary to protect LANDLORD against mechanic’s, material-men’s or other liens and any other notices that may be proper and necessary.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

24.                                           INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY.

a.   TENANT shall indemnify, defend and hold LANDLORD harmless from any activity, work or thing which may be permitted or suffered by TENANT in or about the Premises and shall further indemnify, defend and hold harmless from and against any and all claims arising from any breach or default in the performance of any obligation on TENANT’s part to be performed under this Lease or arising from any negligence of TENANT or any of its agents, contractors, employees or invitees, patrons, customers or members and from any and all costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith.  TENANT hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and TENANT hereby waives all claims in respect thereof against LANDLORD, excepting where the damage is caused solely by a willful or gross negligence of LANDLORD.

b.   LANDLORD shall not be liable for injury to TENANT’s business, or loss of income therefrom, or for damage that may be sustained by the person, or property of TENANT, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems, or from any other cause whatsoever, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or from other sources or places; and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to TENANT, except in connection with damage or injury resulting from the gross negligence or willful misconduct of LANDLORD, or its authorized agents.  LANDLORD shall not be liable to TENANT for any damages arising from any act or neglect of any other TENANT of the Building.  LANDLORD shall not be liable for any damage to property entrusted to employees of the Building.  LANDLORD shall not be liable for losses due to theft, vandalism, or like causes.  TENANT shall defend, indemnify, and hold LANDLORD harmless from any such claims made by any employee, licensee, invitee, contractor, agent or person whose presence in, on or about the Premises or the Building is attendant to the business of TENANT.

c.  TENANT acknowledges that LANDLORD’s election to provide mechanical surveillance or to post security guards in the Building is solely at LANDLORD’s discretion;  LANDLORD shall have no liability in connection with the decision whether or not to provide such services and TENANT hereby waives all claims based thereon.

25.           INSURANCE.

a.  TENANT’s Insurance.  TENANT shall pay at all times during the term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage: (i) Comprehensive General Liability Insurance with a combined single limit for bodily injury and property damages of not less than $1,000,000.00 including the Broad Form comprehensive General Liability endorsement, covering the insuring provisions of this Lease and the performance by TENANT of the indemnity agreements of TENANT as set forth in Paragraph 24 of this Lease, and other indemnity agreement of TENANT contained in this Lease; (ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement, sprinkler leakage coverage, where sprinklers are provided, in an amount equal to the full replacement value new without deduction for depreciation of all fixtures, furniture, and leasehold improvements installed by or at the expense of TENANT; (iii) insurance on all plate or tempered glass in or enclosing the Premises; for the replacement cost of such glass.  Additionally, TENANT shall maintain Worker’s Compensation insurance as required by law and shall provide LANDLORD with evidence of coverage.

b.   Form of Policies.  The aforementioned minimum limits of policies shall in no event limit the liability of TENANT hereunder.  Such Insurance shall name LANDLORD and such other persons or firms with insurable interests, as LANDLORD specifies from time to time, as additional insured and shall be with companies having a rating of not less than the A+ in Best’s Insurance Guide.  No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after 30 days prior written notice to LANDLORD by the insurer.  All such policies shall be endorsed to agree that TENANT’s policy is primary and that any insurance covered by LANDLORD is excess and not contributing with any insurance requirement hereunder.  TENANT shall furnish to LANDLORD, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage.  TENANT shall, at least 20 days prior to the expiration of such policies furnish LANDLORD with renewals or binders.  TENANT agrees that if TENANT does not take out and maintain such insurance or furnish LANDLORD with renewals or binders, LANDLORD may (but shall not be required to) procure said insurance on TENANT’s behalf and charge TENANT the cost thereof, which amount shall be payable by TENANT upon demand with interest from the date such sums are extended.  TENANT shall have the right to provide such insurance coverage, pursuant to blanket policies obtained by TENANT, provided such blanket policies expressly afford coverage to the Premises and to TENANT as required by this Lease.

c.   LANDLORD’s Insurance.  The cost of Insurance carried by LANDLORD shall be included in Operating Costs.  TENANT understands that LANDLORD will not carry insurance of any kind on TENANT’s furniture, furnishings, fixtures, or equipment, and that LANDLORD shall not be obligated to repair any damage thereto or replace the same.

d.   Waiver of Subrogation.  The parties release each other and their respective authorized representatives from any claims for damage to any person or the Premises, and to the fixtures, personal property, improvements, and alterations of either LANDLORD or TENANT, in or on the Premises and the Building, to the extent that they are covered by any insurance polices in force at the time of any such damage.  Each party shall cause each insurance policy obtained by it to provide that the insurance company waives its rights of subrogation.

26.            DAMAGE OR DESTRUCTION (PARTIAL OR TOTAL).

a.   In the event the Building, the Premises or any insured alterations, are damaged by fire or other perils covered by LANDLORD’s extended coverage insurance to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof, and if the damage thereto is such that the Building, and any insured alterations may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and LANDLORD will receive insurance proceeds sufficient to cover the cost of such repairs, LANDLORD shall commence and proceed diligently with the work or repair, reconstruction and restoration and the Lease shall continue in full force and effect.  If such work or repair, reconstruction and restoration is such as to require a period longer than ninety (90) days to complete or exceeds twenty-five percent (25%) of the full insurable value of the Building and any insured alterations, or if said insurance proceeds will not be sufficient to

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

cover the cost of such repairs, reconstruction, or restoration, LANDLORD either  may elect to so repair, reconstruct or restore the Building, the Premises and any insured alterations and the Lease shall continue in full force and effect or  not to repair, reconstruct or restore the Building, the Premises and any insured alterations and the Lease shall in such event terminate.  Under any of the conditions of this Paragraph 26.a, LANDLORD shall give written notice to TENANT of its intention within thirty (30) days from the date of such event of damage or destruction.  In the event LANDLORD elects not to restore said Building and any insured alterations, this Lease shall be deemed to have terminated as of the date of such partial destruction.

b.   Upon any termination of this Lease under any of the provisions of this Paragraph, the parties shall be released thereby without further obligation to the other from the date the possession of the Premises is surrendered to LANDLORD except for items which have theretofore accrued and are then unpaid.

c.   In the event of repair, reconstruction and restoration by LANDLORD as herein provided in this Paragraph 26, the rent provided to be paid under this Lease shall be abated proportionately with the degree to which TENANT’s use of the Premises is impaired during the period of such repair, reconstruction or restoration.  TENANT shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

d.   TENANT shall be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 26.  Notwithstanding anything to the contrary contained in this Paragraph 26 should LANDLORD be delayed or prevented from repairing or restoring the damaged Premises within six (6) months after the occurrence of such damage or destruction, by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of LANDLORD, LANDLORD shall be relieved of its obligation to make such repairs or restoration and TENANT shall be released from its obligations under this Lease as of the end of said six (6) month period.

e.   In the event that damages is due to any cause other than fire or other peril covered by extended coverage insurance, LANDLORD may elect to terminate this Lease.

f.    It is hereby understood that if LANDLORD is obligated to or elects to repair or restore as herein provided, LANDLORD shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at LANDLORD’s expense or which were insured by either party and the proceeds of such insurance have been received by LANDLORD, and the repair and restoration of items not provided at LANDLORD’s expense shall be the obligation of TENANT.

g.   Notwithstanding anything to the contrary contained in this Paragraph 26, LANDLORD shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 26 occurs during the last twelve (12) months of the term of this Lease or any extension hereof.

27.            DAMAGE TO TENANT’S PROPERTY.  Subject to the provisions of Paragraph 24, LANDLORD or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other patent or latent cause whatsoever.  LANDLORD or its agents shall not be liable for interference with the light or other incorporeal hereditaments.  TENANT shall give prompt notice to LANDLORD in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment located therein.

28.            EMINENT DOMAIN.

a.   Should LANDLORD at any time during the continuance in force of this Lease be deprived of the Building in which the Premises are situated, or any part thereof, or any part of the land on which it is situated by condemnation or eminent domain proceedings, this Lease shall terminate, at LANDLORD’s option, on the date when LANDLORD is actually deprived of possession of said land or Building, or some part thereof, and thereupon the parties hereto shall be released from all further obligations hereunder, and LANDLORD shall thereupon repay to TENANT any rental theretofore paid by TENANT and unearned at the date of such termination. TENANT shall not be entitled to any compensation, allowance, claim or offset of any kind against the LANDLORD, as damages, or otherwise, by reason of such condemnation or eminent domain proceedings or by reason of being deprived of the Premises or the termination of this lease, and said TENANT does hereby waive, renounce and quit-claim to LANDLORD any right in and to any award, judgment, payment or compensation which shall or may be made or given because of the taking of the Premises, or any portion thereof, by virtue of any such condemnation or eminent domain proceedings, whether received in any such action or in settlement or compromise thereof by said LANDLORD.

b.   In the event of taking of the Premises or any part thereof for temporary use, this Lease shall be and remain unaffected thereby and rent shall not abate, and TENANT shall be entitled to receive for itself such portions of any award made for such use with respect to the period of the taking which is within the term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, TENANT shall then pay to LANDLORD a sum equal to the reasonable cost of performing TENANT’s obligations under Paragraph 36 with respect  to surrender of the Premises and upon such payment shall be excused from such obligations. For the purposes of this subparagraph b, a temporary taking shall be defined as a taking for a period of 270 days or less.

29.            RIGHT OF REPOSSESSION.  If, in compliance with any law or ordinance now or hereafter enacted, or if required to comply with the directions or requirements of any public officer, board or commission, it becomes necessary for LANDLORD to acquire permanently all or any portion of the Premises, LANDLORD or its assigns shall have the right to repossess the Premises, or any portion thereof, at any time upon thirty days written notice to TENANT, and when said space shall have been so permanently repossessed, the LANDLORD shall, in lieu of any and all claims for damages, allow TENANT a credit on TENANT rent in the proportion that space taken bears to the whole of the Premises;  provided, however, that if the space taken is of such an amount or size as to make the remaining space undesirable to TENANT, then the LANDLORD, upon thirty (30) days written notice from TENANT, will endeavor, if available, to furnish TENANT with comparable space elsewhere in the Building (which must be on the ground floor), and to place TENANT in such new space and this Lease and each and all of the terms, covenants and conditions therefore, shall thereupon remain in full force and effect and be deemed applicable to such new space; provided, however, that if the LANDLORD shall be unable to provide TENANT with such other space, then this Lease shall thereupon cease and terminate.  No exercise by LANDLORD of any right herein reserved shall entitle TENANT to damages for any injury or inconvenience occasioned thereby, nor shall TENANT by reason thereof be entitled to any abatement in rent (except as above set forth in case of taking of space permanently).

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

30.            DEFAULT- REMEDIES OF LANDLORD.  In the event of default at any time by TENANT in the payment of the rent herein provided for, or any part thereof, or in the performance of any other terms, covenants or conditions to be kept or performed by TENANT, or if TENANT shall abandon or vacate the Premises (as defined below) without the written consent of LANDLORD, then after three days’ written notice of any default in payment of rent and after fifteen days’ written notice of any default other than payment of rent (if such default is not cured within such period; provided, however, that if the cure cannot reasonably be accomplished within 15 days, TENANT shall not be in default so long as TENANT has commenced the cure within the 15 day period and diligently prosecutes it to completion), the LANDLORD, at its option, shall have the right to deem this Lease to be in default and LANDLORD shall have the right, at its option, to enter upon the Premises or any part thereof, either with or without process of law, and to expel, remove or put out TENANT or any other person or persons who may be thereon, together with all personal property found therein; and in event of TENANT’s default, LANDLORD shall have the following cumulative remedies:

a.   The right to terminate TENANT’s right to possession in any manner permitted by law;

b.     Upon termination of such right to possession or upon abandonment of the property by TENANT, the remedies prescribed by Civil Code Section 1951.2(a), Paragraphs (1), (2), (3), and (4).  In connection with such Paragraph (3), it is hereby provided that damages that LANDLORD may recover include the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that the TENANT proves could be reasonably avoided;

c.   If there be such abandonment but not such termination of such right to possession, this Lease shall continue in effect (unless and until there be such a termination) and LANDLORD may enforce all rights and remedies under this lease, including, without limitation, the right to recover the rent as it becomes due under this lease.  In this connection, it is hereby expressly provided that TENANT may sublet the property, assign TENANT’s interest in this lease, or both, with the consent of the LANDLORD, and such consent to be as provided in Paragraph 21 hereof.  Such abandonment as an event of default shall be grounds for determination at LANDLORD’s option of such right to possession at any time unless and until (i) such default be cured by occupancy by an assignee or sublessee so consented to by LANDLORD or re-occupancy by TENANT, and (ii) any other events of default be cured;

d.   Such other remedies, legal and equitable, as the law may, from time to time, provide or allow.

     As used above “abandonment” shall be deemed to occur only if:

(i)  TENANT ceased to regularly occupy the property during business hours and gives written notice to LANDLORD of abandonment; or

(ii)  TENANT ceased to regularly occupy the property during business hours during the term of the Lease or any extension or renewals thereof, for a cumulative period of six (6) months or longer

           The parties have, by such definition of “abandonment,” tried to make more certain the application of the remedies hereunder.  If it should be held invalid for them to have so contracted as to such definition, such invalidity shall not affect the enforceability of the provision hereof which shall then be read as if there were no such definition in this lease.  A waiver by LANDLORD of any default by TENANT in the performance of any of the covenants, terms or conditions hereof shall not be considered or treated as a waiver of any subsequent or other default as to the same or any other matter.

           Any and all of the following actions shall constitute a default of this lease following the expiration of the notice and cure period described above:

i.   Use of the Premises for any purpose other than as authorized in this lease, or

ii.       Default in the payment of rent or any other sums owing when due; or

iii.                                 Abandonment or vacation (as defined above) of TENANT from the Premises; or

iv.    Assignment of the Premises by TENANT, either voluntarily or by operation of law, whether by judgment, execution, death or any other means, without the consent of LANDLORD; or

v.   A filing by TENANT or any other person of a voluntary or involuntary petition in bankruptcy or an arrangement by or against TENANT; the adjudication of TENANT as a bankrupt or insolvent; the appointment of a receiver of the business or of the assets of TENANT, except a receiver appointed at the instance or request of LANDLORD; the general or any other assignment by TENANT for the benefits of its creditors; or

vi.   A default in the performance of any of the terms, covenants, and conditions herein contained; or

vii. TENANT’s failure to pay the rent herein or to perform any of the terms, covenants, or conditions herein by him to be kept or performed; or

viii. A default by TENANT in the payment of rent or the performance of any other terms, covenants or conditions to be kept or performed by TENANT under any other lease or tenancy wherein this LANDLORD is also LANDLORD therein, whether or not said lease has terminated, expired, or been replaced.

31.            SUBORDINATION.   TENANT expressly agrees that at the sole option of the LANDLORD this Lease may be subject and subordinate or paramount to all mortgages, Deeds of Trust or any other encumbrances now placed or which may be placed in the future upon the said real property, of which the Premises are a part, by the owners thereof, and TENANT further agrees that whenever requested to do so by LANDLORD, TENANT will execute, sign, acknowledge and deliver any documents required to effectuate such subordination or superiority.  Should TENANT fail to execute, acknowledge and deliver such instruments within five (5) days after written notice so to do, TENANT hereby appoints the LANDLORD and LANDLORD’s successors and assigns the TENANT’s attorney in fact irrevocably, to execute, acknowledge and deliver any such instrument or instruments for and on behalf of TENANT.

32.            ESTOPPEL CERTIFICATE.   TENANT agrees during the term of this Lease and any extension or renewal of the term hereof, within ten (10) days after request therefor by LANDLORD, from time to time, to execute, acknowledge and deliver a certificate or certificates in recordable form to LANDLORD or to any mortgagee, trust deed beneficiary or proposed mortgagee, or purchaser, certifying that TENANT has accepted its Premises, the commencement date of the Lease term, that it is in occupancy under this Lease, that the Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified is in full force and effect), and that there are no defenses or offsets thereto and no rental offsets or claims by TENANT, the date to which the rental and other sums payable under this Lease have been paid, the amount of security deposit held by LANDLORD, the fact that there are no current defaults under

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

this Lease by LANDLORD, except as specified in TENANT’s statement, and such other matters requested by LANDLORD.

           Should TENANT fail to deliver such statement within said ten (10) days, LANDLORD, at its option, following: the termination of the applicable notice and cure period (provided, however, that such cure period shall not, in this case, be more than 10 days following notice of default)

declare TENANT in default under this Lease, and LANDLORD may, at its option, terminate the Lease, provided written notice of such termination is received by TENANT prior to LANDLORD’s receipt of said statement.

If TENANT fails to deliver the statement within said ten (10) days, Landlord, after service of a five (5) day notice on TENANT, may complete the statement and execute and deliver the statement to a third party.  In such event the statement prepared and executed by LANDLORD on behalf of the TENANT shall be in full force and effect and TENANT shall be governed by it.

           If this Lease is assigned by LANDLORD to any mortgagee or trust deed beneficiary or purchaser, within ten (10) days of written request by LANDLORD, TENANT shall acknowledge in writing receipt of such assignment to the assignee upon receipt of a copy of notice thereof.

33.            MODIFICATION FOR LENDER.  If in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, TENANT will not unreasonably withhold or delay its consent thereto, provided that such modifications do not increase the obligations of TENANT hereunder or materially adversely affect the leasehold interest hereby created or TENANT’s rights hereunder.

34.            PLANNING PROGRAM.  Intentionally Deleted.

35.            BUILDING RULES.  TENANT hereby promises and agrees to keep and perform each and all of the rules and regulations of said Building hereinafter set forth which are hereby referred to and made a part hereof.  LANDLORD shall have the right to amend said rules and to make other and different reasonable rules, and regulations limiting, restricting and regulating the privileges of TENANTS in the said Building, and all such rules and regulations so made by LANDLORD, after notice thereof to TENANT, shall be binding upon TENANT and become conditions of TENANT’s tenancy and covenants on the part of and to be performed by TENANT.

36.            SURRENDER OF PREMISES; REMOVAL OF PROPERTY.  Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, TENANT shall: (i) surrender possession of the Premises to LANDLORD in as good order and condition as they were as of the Commencement Date hereof and hereafter may be improved by LANDLORD, ordinary wear and tear excepted (ii) remove from the Premises all debris and rubbish, and (iii)  remove from the Premises, all furniture, equipment, business and trade fixtures, freestanding cabinet work, moveable partitioning and other articles of personal property owned by TENANT or installed or placed by TENANT in the Premises, and all similar articles of any other persons claiming under TENANT unless (i) LANDLORD exercises its option to have any subleases or subtenancies assigned to it. TENANT shall repair all damage to the Premises resulting from the installation and removal of such items. Any floor covering and/or window covering whether or not allowance is given by LANDLORD to TENANT, shall become the property of the LANDLORD and remain in the Premises.  All cabling shall become the property of LANDLORD and shall not be removed from the Premises, unless LANDLORD requests the removal thereof.

           The voluntary or other surrender of this Lease by TENANT to LANDLORD, or a mutual termination hereof, shall not work a merger, and shall at the option of LANDLORD, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.  TENANT shall also surrender all keys for the Premises to LANDLORD, properly sorted and labeled, at the place then fixed for payment of rent and shall inform LANDLORD of all combinations on locks, safes and vaults, if any, in the Premises.  If TENANT fails to properly identify the keys or fails to provide LANDLORD with the combinations, LANDLORD may deduct the cost of identifying or replacing the keys and re-setting the combinations from TENANT’s security deposit.  The delivery of keys to LANDLORD, any employee of LANDLORD, or LANDLORD’s agent or any employee thereof, shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

37.            ATTORNEY FEES.  If any action is commenced for the breach of any covenants or conditions of this lease, or for any rent or for the possession of the Premises, or if the LANDLORD necessarily intervenes in, or becomes a party to, any action or actions occurring out of this Lease in order to protect its rights, then the TENANT will pay to the LANDLORD a reasonable attorney’s fees in such action or actions, which fees shall be fixed by the Court as a part of the costs thereof.  If TENANT is successful in the aforesaid litigation with LANDLORD (except in a Declaratory Relief Action), LANDLORD shall pay to TENANT reasonable attorney’s fees as fixed by court as part of the costs hereof.

38.            CONDITIONS AND COVENANTS - TIME.  It is further expressly understood and agreed that each and all of the provisions of this Lease are conditions precedent to be faithfully and fully performed and observed by said TENANT to entitle TENANT to continue in possession of the Premises hereunder; that said conditions are also covenants on the part of TENANT; that time of performance of each is of the essence of this agreement.

39.            WAIVER.  No modification, alteration or waiver of any term, covenant or condition of this Lease shall be valid unless in writing, subscribed by the LANDLORD or by an officer of LANDLORD, authorized in writing.  No waiver of a breach of any covenant or condition shall be construed to be a waiver of any other provisions hereof or any succeeding breach by TENANT of the same or any other provision.  No act, delay or omission done, suffered or permitted by the LANDLORD shall be deemed to exhaust or impair any right, remedy or power of the LANDLORD hereunder.

            No act or thing done by LANDLORD or LANDLORD’s agents during the term of this Lease shall be deemed as acceptance of a surrender of Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by LANDLORD.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

           The failure of LANDLORD to seek redress for violation of, or to insist upon strict performance of, any term, covenant or condition of this Lease or the Rules and Regulations attached hereto shall not be deemed a waiver of such violation or prevent a subsequent act which would have originally constituted a violation from having all the force and effect of any original violations, nor shall the failure of LANDLORD to enforce any of said Rules and Regulations against any other TENANT of the Building be deemed a waiver of any such Rule or Regulation, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of LANDLORD to insist upon the performance by TENANT in strict accordance with said terms.

40.            JOINT AND SEVERAL LIABILITY OF TENANT. If more than one person executes this Lease as TENANT, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, conditions, covenants, provisions, and agreements of this Lease to be kept, observed and performed by TENANT, and (b) the term “TENANT” as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease shall be binding upon each and all of the persons executing this Lease as TENANT with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

41.            PARTNERSHIP AND CORPORATION AUTHORIZATION.  If TENANT executes this Lease as a corporation, trust, or general partnership each individual executing this Lease on behalf of TENANT represents and warrants that the individuals executing this Lease on TENANT’s behalf are duly authorized to execute and deliver this Lease on behalf of the TENANT.

42.            FINANCIAL STATEMENT.  At any time during the term of this Lease, TENANT shall, upon ten (10) days prior written notice from LANDLORD provide LANDLORD with current financial statements and financial statements of the two (2) years prior to the current financial statement year.  Such statement shall be prepared in accordance with generally accepted accounting principles in a manner consistently applied in all financial statements and, if such is the normal practice of TENANT, shall be audited by an independent certified public accountant.

43.            COVENANT BY TENANT.  TENANT covenants to hold LANDLORD free and harmless from all loss, cost or damage (including reasonable attorney fees and court costs) resulting from TENANT’s violation of any term or provisions of this lease, the use, misuse or neglect of the Premises or appurtenances and from all claims arising out of any alleged defective or unsafe condition thereof.

           TENANT agrees to pay for all loss, cost or damages (including reasonable attorney fees and court costs) which may be caused to the LANDLORD or the Building in which the Premises are situated, or any TENANT or occupant thereof by any act or failure to act of the TENANT or any of TENANT’s invitees, guests, visitors or employees, and TENANT further agrees not to use or suffer to be used the Premises in any manner which will increase the present rate of premium for insurance on said Building, or cause a cancellation of any insurance policy relating to said Building, or keep or suffer to be kept therein any gasoline, distillate, petroleum or explosive products.  TENANT and TENANT’s officers, agents and employees shall not cause any corrosive acids or caustic substances of any kind to be emptied or discharged into any basins, drains, toilets or other plumbing facilities installed in the Premises which might cause injury or damage to same; and agrees during the term to take good care of the Premises and to keep the interior thereof in good order, repair and condition, natural deterioration with careful use and injury by fire, the elements or acts of God excepted.  TENANT and TENANT’s officers, agents, and employees shall not cause or permit any noxious or offensive odors to be emitted from the Premises during the term of this lease.

44.            COMPLIANCE.  Subject to the terms of Paragraph 13 of this Lease, TENANT agrees to comply with all laws, ordinances and all regulations and requirements of Municipal, State and Federal governments, boards, and authorities relative to the TENANT’s occupancy of the Premises or to the business to be conducted therein and will keep the said Premises in a clean and orderly condition according to all laws and ordinances and the direction of all public officers, and, as far as reasonably possible will keep all immoral and disreputable persons out of the Premises to the end that the reputation of the Premises and the said Building as a first class office building may be preserved.

45.            HAZARDOUS WASTE.

a.   Except for small quantities of ordinary office supplies, which shall be used and disposed of in accordance with law, TENANT shall not cause or permit any Hazardous Material (as defined in Paragraph 45.c below) to be brought, kept or used in or about the Building by TENANT, its agents, employees, contractors, or invitees.  TENANT shall indemnify LANDLORD from and against any  breach by TENANT of the obligations stated in the preceding sentence, and agrees to defend and hold LANDLORD harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses, (including without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorney’s fees, consultant fees, and expert fees) which arise during or after the term of this Lease as a result of such breach.  This indemnification of LANDLORD by TENANT includes, without limitation, costs incurred in connection with any investigation of site conditions of any cleanup, remedial removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building. Without the limiting the foregoing, if the presence of any Hazardous Material in the Building caused or permitted by TENANT results in any contamination of the Building, TENANT shall promptly take all actions, at its sole expense, as are necessary to return the Building to the condition existing prior to the introduction of any such Hazardous Material.

b.   LANDLORD and TENANT acknowledge that LANDLORD may become legally liable for the costs of complying with Laws (as defined in Paragraph 45.d below) relating to Hazardous Material which are not the responsibility of LANDLORD or the responsibility of TENANT, including the following: (i) Hazardous Material present in the soil or ground water on the Building of which LANDLORD has no knowledge as of the effective date of this Lease; (ii) a change in Laws which relate to Hazardous Material which make that Hazardous Material which is present on the Property as of the effective date of this Lease, whether known or unknown to LANDLORD, a violation of such new Laws:  (iii) Hazardous Material that migrates, flows, percolates, diffuses, or in any way moves on, to, or under the Building after the effective date of this Lease; or Hazardous Material present on or under the Building as a result of any discharge, dumping or spilling (whether accidental or otherwise) on

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

the Building by other  TENANTS of the Building or their agents, employees, contractors, or invitees, or by others.  Accordingly, LANDLORD and TENANT agree that the cost of complying with Laws relating to Hazardous Material in or under the Building for which LANDLORD is legally liable and which are paid or incurred by LANDLORD shall be an Operating Cost (and TENANT shall pay TENANT’s Percentage Share thereof in accordance with Paragraph 1.m); unless the cost of such compliance, as between LANDLORD and TENANT, is made the responsibility of TENANT pursuant to Paragraphs 45.a above.  To the extent any such Operating Cost relating to Hazardous Material is subsequently recovered or reimbursed, TENANT shall be entitled to a proportionate reimbursement to the extent it has paid its share of such Operating Cost to which such recovery or reimbursement relates.

c.   As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government.  The term “Hazardous Material” includes, without limitation, any material or substance which is (i) defined as “hazardous waste”, “extremely hazardous waste”, or “restricted Hazardous Waste”  under Section 25115, 25117, or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as “hazardous substance” under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a “hazardous material”, “hazardous substance”, or “hazardous waste” under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a “hazardous substance” under Section 25281 of the California Health and Safety Code, Division 20, chapter 6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a “hazardous substance” pursuant to section 311 of the Federal Water Pollution control Act (33 U.S.C. & 1317), (ix) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. & 6901) et seq. (42 U.S.C. & 6903), or (x) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. & 6901 et seq. (42 U.S.C. & 9601).

d.   As used herein, the term “Laws” mean any applicable federal, state or local laws, ordinances, or regulation relating to any Hazardous Material affecting the Building including, without limitation, the laws, ordinances, and regulations referred to in Paragraph 45.c above.

46.           ACCORD AND SATISFACTION.  Any payment by TENANT or receipt by LANDLORD of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently herewith or in reference thereto.  Accordingly, LANDLORD may accept any such amount, and negotiate any such check without prejudice to LANDLORD’s right to recover all balances due and owing and to pursue its rights against TENANT under this Lease, regardless of whether LANDLORD makes any notation on such instrument of payment or otherwise notifies TENANT that such acceptance or negotiation is without prejudice to LANDLORD’s right to recover all balances due an owing and to pursue its other rights against TENANT under this Lease. TENANT agrees that the foregoing shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

47.            ATTORNMENT.  In the event of the exercise of power of sale or the foreclosure under any deed of trust or mortgage placed by LANDLORD against all or any portion of the Premises, or upon the Building and real estate of which the Premises are a part or in which the Premises are located, TENANT shall upon demand attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the LANDLORD under this Lease.

48.  BROKERS.  The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Paragraph 1.q and agree that LANDLORD shall be solely responsible for the payment of brokerage commissions to said brokers, and that TENANT shall have no responsibility therefor.  As part of the consideration for the granting of this Lease, TENANT represents and warrants to LANDLORD that to TENANT’s knowledge no other broker, agent or finder negotiated or was instrumental in negotiating or consummating this Lease and that TENANT knows of no other real estate broker, agent or finder who is, or might be entitled to a commission or compensation in connection with this Lease. Any broker, agent, or finder of TENANT whom TENANT has failed to disclose herein shall be paid by TENANT.  TENANT shall hold LANDLORD harmless from all loss, cost or damages (including reasonable attorney fees and court costs) and indemnify LANDLORD for all loss, cost or damages (including reasonable attorney’s fees and court costs) paid or incurred by LANDLORD resulting from any claims that may be asserted against LANDLORD by any broker, agent, or finder undisclosed by TENANT herein.

49.           TRANSFER OF LANDLORD’s INTEREST.  If LANDLORD transfers its interest in the Premises or in the real property of which the Premises are a part, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of LANDLORD from and after the date of such transfer.  LANDLORD shall transfer TENANT’s Security Deposit hereunder to the purchaser of the property.  Upon such transfer, LANDLORD shall be relieved from any further liability with respect to said security deposit.  In the event of an assignment or sublease consented to by LANDLORD, the assigning TENANT’s interest in the security deposit shall be deemed transferred to such assignee or sublessee (to the pro rata extent applicable).  Neither LANDLORD or any successor in interest of LANDLORD shall be personally liable with respect to any of the terms, covenants and conditions of this Lease, and TENANT shall look solely to the equity of LANDLORD in the Building and the rent payable by TENANT for the satisfaction of each and every remedy by TENANT, such exculpation of liability to be absolute and without any exception whatsoever.

50.           EXAMINATION OF LEASE.  The submission of this Lease to TENANT for examination by TENANT does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises for TENANT.  This Lease shall only become effective upon the execution hereof by LANDLORD.  The negotiation of checks tendered by TENANT and delivery of a copy of this Lease signed by TENANT to LANDLORD, shall not constitute an acceptance of TENANT’s offer to lease as contained herein until such time as LANDLORD makes and executes this Lease and delivers a signed copy thereof to TENANT.

51.           ETHICS. If the TENANT is a member of any profession, he agrees to abide by the Code of Ethics of the Association recognized as representing that particular profession in the County of Los Angeles, State of California.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

52.            GENERAL PROVISIONS.

a.    Prior Agreements.  This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose.  No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.  This Lease shall not be effective or binding on any party until fully executed by both parties hereto.  This paragraph is subject to the provisions of Paragraph 30 concerning default by TENANT in any other lease or tenancy wherein the LANDLORD is also LANDLORD therein.

b.    Inability to Perform.  This Lease and the obligations of the TENANT hereunder shall not be affected or impaired because the LANDLORD is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of LANDLORD.

c.    Partial Invalidity.  Any provisions of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

d.     Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

e.     Successors.  The words “LANDLORD” and “TENANT” as used herein, shall include, apply to, and bind and benefit the heirs, executors, administrators, assigns and successors of the LANDLORD and TENANT, subject to the aforementioned restrictions on assignment of this Lease on the part of the TENANT.

f.     Gender.  In this lease, whenever the context so requires, the masculine gender herein used shall include the feminine or neuter and the singular number shall include the plural.

g.    Paragraph Headings.  Paragraph headings do not constitute part of the text of this lease, but are inserted in this Lease for paragraph identification only.

h.     Notices.  All notices to be given hereunder by LANDLORD to TENANT shall be in writing, and may be served either personally or by depositing the same in the United States mail, postage fully prepaid, either by ordinary, registered or certified mail, and addressed to TENANT at the Premises, with a copy, at the same time, mailed to:

Chief Financial Officer

Mercantile National Bank, N.A.

1880 Century Park East, Suite 800

Los Angeles, California 90067.

If there may be more than one TENANT, then notice on any one of them shall constitute notice to all.

           Any notices desired to be served on LANDLORD by TENANT must be sent by United States registered mail to the LANDLORD at the address set forth in Paragraph 1.b, which may be changed from time to time upon giving of written notice to TENANT.

     53.  SPECIAL CONDITIONS.         Exhibit “A” (Floor Plan) and Exhibit “B” (First Amendment to Office Building Lease) are attached hereto and incorporated herein by this reference.

LANDLORD:		TENANT:

Encino Corporate Plaza, L.P.		Mercantile National Bank, N.A., national bank
By:	Milbank Real Estate Services, Inc.
Its:	Authorized Agent

By:		By:
	Solyman Yashouafar, COO		Scott A. Montgomery
		For:	Mercantile National Bank
		Its:	President and CEO

By:
David Brown
		For:	Mercantile National Bank
		Its:	Vice President and Chief Financial Officer

RULES AND REGULATIONS OF THE BUILDING REFERRED TO HEREIN

WHICH CONSTITUTE A PART OF THIS LEASE

In the event of a conflict between these Rules and Regulations and the Lease, the terms of the Lease shall control.

           1.  TENANT, and TENANT’s employees, shall not loiter in the entrance or corridors, or in any way obstruct the sidewalks, entry passages, halls, stairways and elevators, and shall use the same only as passage ways and means of passage to and from their respective offices.  The entry and exit doors of all suites are to be kept closed at all times except as required for the orderly passage to and from the suite.

           2.  The sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the halls or other places of the Building, shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on the windowsills.

           3.  TENANT shall not mark, drive nails, screw or drill into, paint, or in any way deface the wall, ceilings, partitions, floors, wood, stone or iron work, except with the written consent of LANDLORD.  The expenses of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by TENANT who has caused such breakage, stoppage or damage.

           4.  No awning, shade, sign, advertisement, or notice shall be inscribed, painted or affixed on or to any part of the outside or inside of the Building except by the written consent of LANDLORD, and except it be of such color, size and style and in such place upon or in the Building as may be designated by LANDLORD. If TENANT desires window coverings in addition to those already in and owned by LANDLORD, they must be of such uniform shape, color, material and make as may be prescribed by LANDLORD and must be put up in the manner as directed by LANDLORD and paid for by TENANT.  All signs on doors will be provided for TENANT by LANDLORD, but the cost of providing same shall be paid by TENANT.  There will be no signs on the windows or the roof.

           5.  Electric wiring of every kind shall be introduced and connected by LANDLORD, and no boring or cutting for wires shall be allowed except with the written consent of LANDLORD.

           6.  LANDLORD shall prescribe the weight, size and position of all safes used in the Building and such safes shall in all cases stand on wood or metal of such size as shall be designated by LANDLORD.  All damage done to the Building by putting in, taking out, or maintaining a safe shall be repaired at the expense of TENANT.

           7.  TENANT shall not conduct any auction on the Premises and shall not store goods, wares or merchandise on the leased Premises without the prior written consent of LANDLORD, which consent shall be granted or withheld in LANDLORD’s sole and uncontrolled discretion.  Articles of unusual size and weights are not permitted in the Building.

           8.  All freight, furniture and fixtures must be moved into, within and out of the Building under the supervision of LANDLORD, and according to such regulations, and at such hours as set by LANDLORD, which might change from time to time, but LANDLORD will not be responsible for loss or damage to such freight from any cause.  TENANT shall be responsible for any damages to the hallways, elevators and other parts of the Building resulting from move of such furniture or fixture. TENANT may only use the freight elevator after 6:00 p.m., but before 7:30 a.m. during the weekdays, and during weekends and holidays, with prior written approval of LANDLORD. However, should TENANT’s use of the freight elevator be one load or less, then TENANT may use the freight elevator outside the hours stated above, except that under no circumstances may TENANT use the freight elevator between the hours of 8:00 a.m. to 9:30 a.m., 12:00 noon to 1:00 p.m., and 4:30 p.m. to 5:30 p.m. on weekdays.

           9.  The requirements of TENANT will be attended to only upon application at the office of the Building. LANDLORD’s employees shall not perform any work or do anything outside of their regular duties unless under special instruction from the office, and no such employee shall admit any person (TENANT or otherwise) to any office without specific instructions from the office of the Building.

           10.  TENANT shall promptly notify LANDLORD of any accident to, or defect in the Building, including plumbing, water pipes, electric wires or heating apparatus so that such defects can be promptly fixed.

           11.  All keys shall be obtained from LANDLORD and all keys shall be returned to LANDLORD upon the termination of this lease.  If the keys are not returned to LANDLORD immediately upon termination of this lease, LANDLORD may replace all of the locks in the Premises with new locks, all at TENANT’s sole expense.  No additional locks or bolts of any kind shall be placed upon any of the doors by TENANT, nor shall any changes be made in existing locks or the mechanisms thereof unless LANDLORD is first notified thereof, gives written approval, and the mechanism thereof is placed on LANDLORD’s Master Key.

           12.  It is understood and agreed between LANDLORD and TENANT that no assent or consent to any waiver of any provision of this Lease, or any part thereof by LANDLORD, shall be deemed or taken as made except if such assent or consent is done in writing and attached to or endorsed hereon by LANDLORD.

           13.  TENANT shall comply with all safety, fire protection and evacuation procedures and regulations instituted by LANDLORD or any governmental agency.  TENANT shall comply with all relevant non-smoking laws applicable to the Building.

           14.  TENANT shall not obtain for use on the Premises cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblacking, or coffee cart services, milk, soft drinks or other like services on the Premises, except from persons authorized by LANDLORD and at the hours and under regulations fixed by LANDLORD.  No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without LANDLORD’s prior written consent.

           15.  Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever (ie. cigarette butts, sanitary napkins, or paper), shall be thrown therein.

           16.  Before TENANT or the last employee to leave the Premises, such individual shall see that the doors of the Premises are closed and locked and be sure that all water faucets, coffee pots, heat generating objects, lights and appliances are turned off to prevent waste and damage.  TENANT shall avoid all situations which could be fire hazards including placing trash near or on wires and the careless disposal of cigarettes, or other pipes.

           17.  No graffiti or writing on any walls, or toilet partitions are tolerated. LANDLORD at its sole discretion may either cancel the Lease of TENANT, or charge TENANT the cost of restoring the damaged area to its original condition prior to damage, plus an overhead cost of 15%.

           18.  TENANT shall not use or keep in the Premises or Building any kerosene, gasoline, or flammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by LANDLORD.  TENANT may not tamper with any electric or air conditioning repair or installation.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

           19.  TENANT shall not lay linoleum, tile, carpet, or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by LANDLORD.

           20.  TENANT shall cooperate with LANDLORD in obtaining maximum effectiveness of the cooling system by closing drapes or blinds when the sun’s rays fall directly on windows of the Premises and by keeping the windows closed.  TENANT shall not obstruct, alter, or in any way impair the efficient operation of LANDLORD’s heating, ventilating and air-conditioning system.  TENANT shall not tamper with or change the setting of any thermostats or control valves.  No heating or air conditioning unit or other similar apparatus shall be installed or used by any TENANT without the prior written consent of LANDLORD.

           21.  TENANT shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of Building or neighboring buildings or premises or those having business with it by the use of any  musical instrument, radio, photographs or unusual noise, or in any other way. If TENANT does not eliminate objectionable noise coming from the Premises after notice from LANDLORD, LANDLORD may, in its sole discretion, cancel this Lease or enter the Premises and add such soundproofing material and take such other steps as may be necessary to prevent such noise from being heard outside the Premises.  The cost of such soundproofing shall be paid by TENANT to LANDLORD upon demand.

           22.  No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any TENANT in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for TENANT’s, their employees and visitors shall be permitted.  No TENANT shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

           23.  LANDLORD shall have the right to prohibit any advertising by any TENANT which, in LANDLORD’s opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from LANDLORD, any TENANT shall immediately refrain from and discontinue said advertising.

           24.  All areas of the Building other than those leased to TENANTS, including the public halls, lobby and stairs, shall be under the sole and absolute control of LANDLORD who shall have the exclusive right to regulate and control these areas.  LANDLORD may exclude from such areas all persons whose presence LANDLORD considers, in its sole discretion, to be prejudicial to the safety, character, reputation and interests of the Building and the TENANTS. LANDLORD reserves the right to exclude or expel from the Building any person who, in the judgement of LANDLORD is intoxicated or under the influence of drugs or liquor, or who shall in any manner act in violation of the rules of the Building.  The hours the Building shall be open are 7:00 AM to 6:00 PM, Monday through Friday, excluding legal holidays.  LANDLORD reserves the right to control access to the Building by all persons after reasonable hours of generally recognized business days and at all hours on Saturdays and Sundays and legal holidays.  Each TENANT shall be responsible for all persons for whom he requests after-hours access and shall be liable to LANDLORD for all acts of such persons.  LANDLORD shall not be liable for damages for any error with regard to the admission or exclusion from the Building of any person.  In the case of invasion, mob, riot, public excitement, or any other circumstances rendering such action advisable in LANDLORD’s sole and absolute discretion, LANDLORD reserves the right to prevent access to the Building during the continuances thereof by such actions as LANDLORD deems appropriate, including closing and locking the doors.

           25.  Any person employed by TENANT to do janitorial work shall be, while in the Building and outside of the Premises, subject to and under the control and discretion of the Office of the Building (but not as an agent or servant of LANDLORD, and TENANT shall be responsible for all acts of such persons).

           26.  Canvassing, soliciting and peddling in the Building are prohibited and each TENANT and its employees shall not buy from such peddlers and shall cooperate to prevent and discourage the same.  Any solicitors must be asked by TENANTS to leave the Building immediately, and notify Building’s manager.

           27.  There shall not be used in any space, or in the public halls of the Building, either by any TENANT or others, any hand trucks or dollies except those equipped with rubber tires and side guards.

           28.  TENANT shall not go on the roof of the Building nor shall TENANT install any type of antenna on the roof or walls of the Building.  TENANT shall not operate any equipment in the Premises which causes electromagnetic interference with the equipment of any other person.

           29.  LANDLORD reserves the right at any time to change or rescind any one or more of these rules and regulations or to make such other and further reasonable rules and regulations as in LANDLORD’s judgment may from time to time be necessary for the safety, care and cleanliness of the Premises, and for the preservation of good order therein.

           30.  TENANT shall faithfully comply with any nondiscriminatory rules and regulations that LANDLORD shall from time to time promulgate.  Any such new rules and regulations shall be binding upon TENANT upon delivery of a copy of the rules to TENANT.  LANDLORD shall not be responsible for the noncompliance with any rules and regulations by any other TENANT.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

Exhibit “A”

Floor Plan

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

Exhibit “B”

First Amendment to Office Building Lease

On this 30th day of August 2004, this Exhibit “B” shall serve as the First Amendment (“1st Amendment”) to that certain Office Building Lease, dated May 24, 2004 (“Lease”), by and between ENCINO CORPORATE PLAZA, LP (“LANDLORD”) and MERCANTILE NATIONAL BANK, N.A., a national bank (“TENANT”) for the premises located at 16661 Ventura Boulevard, Suite 110, Encino, California 91436 (“Premises”).  In the event of a conflict, the provisions of this 1st Amendment shall supersede the provisions of the Lease.

1.                      Parking.  Throughout the Term (as it may be extended),TENANT shall have the right to lease seven (7) parking spaces in the Building’s parking structure plus two (2) additional parking spaces to be used by TENANT’s visitors, all at prevailing rates in the Building.  All of these spaces are rented on a monthly basis, and TENANT may only cancel a parking space upon at least thirty (30) days’ prior written notice to LANDLORD, which notice shall be effective to cancel a parking space on the first (1st) day of the month which is at least thirty (30) days after LANDLORD’s receipt of the notice.

2.                      HVAC.  Notwithstanding anything to the contrary in the provisions of Paragraph 20 of the Lease, LANDLORD shall furnish to the Premises heating, ventilating and air conditioning Monday through Friday, from 8:00 a.m. to 6:00 p.m, and Saturdays from 9:00 a.m. to 1:00 p.m. at no additional charge.

3.                      Condition of Premises.  TENANT hereby accepts the Premises in its “AS-IS” and present condition without any improvements to be performed by LANDLORD.

4.                      Rent Credit.  Provided TENANT is not in default of any of the terms and conditions of the Lease beyond any applicable notice and cure period, at the time of the applicable rent credit, then, TENANT shall be entitled to the total of six (6) monthly credits, each credit shall be equal to the then Monthly Basic Rent payable hereunder and shall be applied during the months of August 2004, December 2004, July 2005, July 2006, July 2007 and July 2008.

5.                      Signage.  TENANT shall have the right to maintain its existing signage on the facade of the Building.  In addition, LANDLORD, at TENANT’s cost, shall provide TENANT with space for two (2) designated names per one thousand square feet of rentable square footage leased by TENANT on the building directory board in the lobby of the Building.

6.                      Option to Extend Term.

           i) TENANT and its Affiliates (as defined in Paragraph 8 of this First Amendment, but not any third party assignee of TENANT)  is given the option to extend the term of this Lease for a five (5) year period (“Extended Term”) following expiration of the initial term by giving written notice of exercise of the option (“Option Notice”) to LANDLORD at least nine (9) months but not more than twelve (12) months prior to the expiration of the initial term.  Provided that, if the TENANT is in default beyond any applicable notice and cure period on the date of giving the Option Notice or if the TENANT is in default beyond any applicable notice and cure period on the date the Extended Term is commenced, the Option Notice shall be totally ineffective, the Extended Term shall not commence and the Lease shall expire at the end of the initial term. Similarly, in the event TENANT, during the initial term, failed to cure a monetary default within the applicable cure period as defined in the Lease, then the Option Notice shall be totally ineffective, the Extended Term shall not commence and the Lease shall expire at end of the initial term.

The rent for the Extended Term shall be ninety-five percent (95%) of the then prevailing Market Rent as defined below.   In each and every other respect the remaining terms, covenants, conditions and provisions of the Lease shall remain in full force and effect during the Extended Term.

 ii)  Within sixty days after receipt of TENANT’s notice of its intention to exercise its option to renew the Lease, LANDLORD shall notify TENANT in writing as to the then prevailing Market Rent for the Premises. The Market Rent for the purposes of this Paragraph 6.ii shall be defined as rent for a space substantially similar to the demised premises as to size and visibility, located on the ground floor of a high rise building on Ventura Boulevard, in Encino between Sepulveda Boulevard and Balboa Boulevard.  If TENANT does not agree with the Market Rent, TENANT shall notify LANDLORD as to its disagreement within 10 business days from receipt of LANDLORD’s notice, in which case both LANDLORD and TENANT shall each appoint an experienced real estate broker (for the purposes of the Lease, an experienced broker shall be defined as one who has had at least five years of experience in leasing and marketing of office/retail space in Encino.) Such two brokers shall within thirty days from their appointment attempt to agree on the then Market Rent.  If the two appointed brokers are unable to agree on the Market Rent, then the matter shall be submitted to American Arbitration Association in Los Angeles, California for arbitration.  The appointed arbitrator shall choose between the rents each party claimed to be the Market Rent as defined in this Paragraph 6.ii, and select the rent which to the arbitrator’s mind is closer to the Market Rent.  Both LANDLORD and TENANT agree to be bound by the decision of the appointed arbitrator.  Each party shall advance one half of the cost of the arbitration, and the party whose rate has been selected by the arbitrator shall recover its advance costs by the other party.

          iii)  In the event that at the commencement date of the Extended Term, the new rent has not been established, TENANT shall commence making rental payments as provided in Paragraph 10 of the Lease, for a hold over tenant.  At such time as the Market Rent is established, if the amount is in excess of the amount paid as rent by TENANT, then TENANT shall pay to LANDLORD within 15 days after determination of the Market Rent the excess of the Market Rent over the rent provided in Paragraph 10.  In the event the Market Rent is less than the holdover rate, then TENANT shall receive credit on its future rental payments.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials:

7.       Right of First Acceptance.

           i) At any time during the term of the Lease, upon prior written notice to LANDLORD (“Expansion Notice”), TENANT shall have the Right of First Acceptance to lease any contiguous space (“Additional Premises”)  that is then available for lease or becomes available for lease within two (2) months of the date of the Expansion Notice (the “Additional Premises Period”).   Within ten (10) business days from receipt of Expansion Notice, or within ten (10) business days after any Additional Premises becomes available during Additional Premises Period, the  LANDLORD shall provide TENANT with a letter  which shall set forth the description of Additional Premises and LANDLORD’s proposed material terms and conditions (“Economic Terms”) applicable to TENANT’s lease of the Additional Premises (“First Acceptance Notice”).  Except for the Economic Terms and the number of parking spaces, all of the terms for the lease of the Additional Premises shall be the terms of this Lease, as amended by this First Amendment.

           ii) If TENANT wishes to exercise TENANT’s Right of First Acceptance with respect to the Additional Premises, then within ten (10) business days after LANDLORD’s delivery of the First Acceptance Notice to TENANT, TENANT shall deliver notice to LANDLORD of TENANT’s unconditional and irrevocable exercise of its Right of First Acceptance with respect to the entire Additional Premises and the Economic Terms set forth in the First Acceptance Notice.  TENANT may not elect to lease only a portion of the Additional Premises.  If TENANT does not unconditionally and irrevocably exercise its Right of First Acceptance within the ten (10) day period, or if TENANT exercises its Right of First Acceptance but objects to LANDLORD’s proposed Economic Terms, then LANDLORD shall be free to lease the Additional Premises, or any portion thereof, to anyone to whom LANDLORD desires; provided, however, that if the Economic Terms on which LANDLORD is willing to lease the Additional Premises to a third party are more favorable than the terms offered to TENANT (as adjusted for the difference in the term of the proposed lease). then LANDLORD shall again offer the Additional Premises to TENANT on such terms. Unless otherwise expressly set forth to the contrary in LANDLORD’s First Acceptance Notice, TENANT shall accept the Additional Premises in its “AS-IS” condition.   Any space leased by TENANT under the provisions of this Paragraph 7 shall be for a term that is co-terminous with the term of the Lease, however, in no event less than 24 months.

          iii) The rights contained in this Paragraph 7 shall be personal to TENANT or an Affiliate of TENANT (as defined in Paragraph 8 below) and may only be exercised by TENANT or an Affiliate of TENANT, and not any third party assignee or subtenant.  TENANT shall not have the right to lease the Additional Premises if as of the date of the Expansion Notice, or, at LANDLORD’s option, as of the scheduled date of delivery of the Additional Premises to TENANT, TENANT is in default of the Lease or has been previoiusly in default of the Lease beyond any applicable notice and cure period.

8.                    Assignment and Sublease. Notwithstanding anything to the contrary contained in Paragraph 21 of the Lease, LANDLORD’s prior consent to assignment or sublease shall not be required for any transfer to TENANT’s affiliate defined as (i) a corporation or entity into or with which all of TENANT is merged or consolidated, or (ii) a corporation or entity which controls the TENANT or is controlled by TENANT, or is under common control with TENANT, or (iii) a corporation which acquires all of the stock or assets of TENANT; provided however, that TENANT (a) notifies LANDLORD of any such assignment or sublease at least 15 days prior to the effective date of such assignment or sublease, (b) promptly supplies LANDLORD with any documents or information requested by LANDLORD regarding such assignment or sublease, (c) the proposed assignee assumes in writing for the express benefit of LANDLORD all of the liabilities and obligations of TENANT under the Lease, in a form and substance satisfactory to LANDLORD, and (d) such assignment or sublease is not a subterfuge by TENANT to avoid its obligations under the Lease.  “Control” as used in this Paragraph 8 shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

LANDLORD’s Initials:	TENANT’s Initials:

TENANT’s Initials: